As filed with the Securities and Exchange Commission on December 24, 1996



                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K


                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934




    Date of Report (date of earliest event reported):  November 13, 1996




                  AMERICAN DIGITAL COMMUNICATIONS, INC.
         (Exact Name of Registrant as specified in its Charter)


                                 Wyoming
             (State or other jurisdiction of incorporation)


         33-16343                                        13-3411167
    (Commission File Number)                    (IRS Employer Ident. Number)



          5575 DTC Parkway, Suite 355, Englewood, Colorado 80111
         (Address of Principal Executive Offices, incl. Zip Code)


   Registrant's telephone number, incl. area code:  (303) 770-8283



    (Former name or former address, if changed since last report)



Item 5.  Other Events


    American Digital Communications, Inc., a Wyoming corporation ("Company"), has entered into certain agreements with Simmonds Capital Limited, a corpora-tion incorporated under the laws of the Providence of Ontario ("Simmonds"), SCL DISTRIBUTORS (WESTERN) LTD., a corporation incorporated under the laws of Canada ("SCLDW"), American Digital Corporation, a corporation incorporated under the laws of the Province of Ontario ("ADC Canada"), and Midland Inter-national Corporation, a Delaware corporation ("Midland"), as described below. In connection with those transactions, the Company issued an aggregate of 4,750,000 shares of it's common stock, $.0001 par value per share (the "Ex-change Shares"), in payment for licensing rights, distribution rights and the right to acquire up to $1,000,000 in radios and related inventory. Upon issuance of the Exchange Shares, the Company had 17,034,597 shares of its common stock issued and outstanding, and the Exchange Shares amounted to approximately 28% of the Company's issued and outstanding common shares following consummation of such transactions.

    The Exchange Shares were not registered under the Securities Act of 1933, as amended ("Act"), but were issued in reliance upon Regulation S under the Act, as discussed under Item 9 below.

    Asset Purchase Agreement. The Company entered into an Asset Purchase Agreement dated November 8, 1996 ("Purchase Agreement"), with Simmonds, ADC Canada and Midland. Pursuant to the Purchase Agreement, the Company acquired an exclusive license of certain marketing rights and the right to acquire certain inventory, in payment for which the Company issued 3,000,000 of the 4,750,000 Exchange Shares to Simmonds.

    In connection with the purchase, the Company also was granted the right to purchase up to $1,000,000 worth of Midland two-way radio system products. In addition, Simmonds agreed to sublease to the Company property located in Ontario, offer certain management services for a fee and the right to pur-chase additional in-stock inventories in the future.

    License Agreement. In connection with the Purchase Agreement, the Company and Simmonds executed a License Agreement pursuant to which the Company acquired a limited exclusive license to use the registered trademark "Mid-land" in specified countries, including existing and future logos and rights of Simmonds and its affiliates. The Company was further granted customer records and the right to acquire the benefits of any existing purchase orders, provided the Company also assumes liability for all warranty claims in respect of such purchase orders.

    Amendment No.1 To Registration Rights Agreement. In connection with the Purchase Agreement, the Company, Midland and Simmonds executed Amendment
No. 1 ("Amendment") to a Registration Rights Agreement dated December 29, 1996, by and between the Company and Midland which granted to Midland (i) the right, under certain circumstances, subject to approval of any underwriter, to include all or part of the Exchange Shares in any public offering of common stock made by the Company for cash, and (ii) the right to demand registration of the Exchange Shares for resale in the absence of any antici-pated public offering by the Company. The Amendment added Simmonds as a party to the Registration Rights Agreement and amended the definition of "Registr-able Securities" to include the Exchange Shares.

    Distribution Amending Agreement. In connection with the Purchase Agree-ment, the Company, Simmonds and SCLDW also executed a Distribution Amending Agreement, pursuant to which the Company was granted exclusive distribution rights in the Provinces of Alberta, Saskatchewan and Manitoba and in the Yukon and the Northwest Territories to market and sell certain radio products manufactured under the "Midland" brand name, which is an established brand. Midland previously appointed SCLDW as the sole and exclusive distributor of the their products upon the terms and conditions set forth in the distribu-tion agreement made between Midland and SCLDW dated October 30, 1991.


Item 7.  Financial Statements and Exhibits.

    (a)  Financial Statements.  NOT APPLICABLE.

    (b)  Pro Forma Financial Information.  NOT APPLICABLE.

    (c)  Exhibits.

10.1 Asset Purchase Agreement dated November 8, 1996 between the Company, ADC Canada, Simmonds and Midland.

10.2 Amendment No. 1 To Registration Rights Agreement dated November 8, 1996 among the Company, Simmonds and Midland.

10.3 Distribution Amending Agreement dated November 8, 1996 among the Company, Simmonds and SCLDW.

10.4     License Agreement dated November 8, 1996 between Simmonds and the
         Company.

10.5 Grid Promissory Note dated November 1, 1996 issued by the Company in favour of Simmonds.

10.6 General Security Agreement dated November 13, 1996 between the Company and Simmonds Capital Limited.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.

    The Exchange Shares were not registered under the Securities Act of 1933, as amended ("Act"), but were issued in reliance upon the exemption from such registration requirements in reliance upon Regulation S promulgated under the Act, on the basis that the Exchange Shares were sold, issued and delivered in offshore transactions to persons who are not U.S. Persons as defined in Reg-ulation S. The Exchange Shares may not be offered for sale or resold in the United States or to any "U.S. Person" during the 40-day restricted period commencing upon the completion of the transactions described under Item 5 above. The Company may deem most, if not all, of the Exchange Shares to be held by persons who are affiliates of the Company, based upon beneficial share ownership and other factors.


                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


DATED: December 24, 1996
                                AMERICAN DIGITAL COMMUNICATIONS, INC.




                                By: /s/ R. Gene Klawetter
                                        R. Gene Klawetter
                                        President and CEO


               AMERICAN DIGITAL COMMUNICATIONS, INC.
          (Exact name of registrant as specified in its charter)








                             EXHIBIT INDEX
                                  to
                               FORM 8-K
                        Dated November 13, 1996







    The following exhibits either are filed as exhibits to this report on Form 8-K, or have been incorporated by reference to another report or docu-ment and are marked with the symbol "*". References in the list of exhibits to the "Company" refer to American Digital Communications, Inc.



10.1 Asset Purchase Agreement dated November 8, 1996, among the Company, American Digital Corporation, Simmonds Capital Limited and Midland
      International Corporation .............................................

10.2  Amendment No. 1 To Registration Rights Agreement dated November 8, 1996, between the Company and Simmonds Capital Limited ......................

10.3 Distribution Amending Agreement dated November 8, 1996, among the Company, Simmonds Capital Limited and SCL Distributors (Western) Ltd. .

10.4  License Agreement dated November 8, 1996 between Simmonds Capital
      Limited and the Company ...............................................

10.5  Grid Promissory Note dated November 1, 1996 issued by the Company .....

10.6  General Security Agreement dated November 13, 1996 between the Company and Simmonds Capital Limited ..........................................



                      ASSET PURCHASE AGREEMENT

           THIS AGREEMENT made the 13th day of November, 1996.

A M O N G:

          AMERICAN DIGITAL COMMUNICATIONS, INC., a corporation incorporated under the laws of the State of Wyoming

          (the "Purchaser")

                               - and -

          AMERICAN DIGITAL CORPORATION, a corporation incorporated under the laws of the Province of Ontario

          ("ADC Canada")

                               - and -

          SIMMONDS CAPITAL LIMITED, a corporation incorporated under the laws of the Province of Ontario

          (the "Vendor")

                               - and -

          MIDLAND INTERNATIONAL CORPORATION, a corporation incorporated under the laws of the State of Delaware

          (the "MIC")




WHEREAS:

1. The Vendor carries on, amongst others, the business of distributing Mid-land brand two-way radio system products in the professional and commer-cial market, other than Consumer Products (as hereinafter defined);

2. The Vendor wishes to sell, and the Purchaser wishes to purchase, upon the terms and subject to the conditions hereinafter contained: (i) the ex-clusive License Rights (as hereinafter defined) to distribute the Products in the Territory (as hereinafter defined), and (ii) a right to acquire up to $1,000,000 in Inventory (as hereinafter defined) from the Vendor and MIC, as the case may be;

    NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mu-tual covenants and agreements herein contained and the sum of $1.00 of lawful money of the United States of America and other good and valuable considera-tion paid by each of the parties hereto to each of the other parties hereto (the receipt and sufficiency of which are hereby acknowledged), it is agreed among the parties hereto as follows:


                        1.  INTERPRETATION

1.1 Defined Terms - In this Agreement and in the schedules hereto, unless the context otherwise requires, the following terms and expressions will have the following meanings:

      "Affiliate" of any person means any corporation which, directly or indirectly, is controlled by, controls or is under direct or indirect common control with such person;

      "Business Day" means any day other than a day which is a Saturday, a Sunday or a statutory holiday in the Province of Ontario or the State of New York;

      "Control" means, with respect to any corporation, the ownership of more than 50% of the voting shares of that corporation, including any shares which are voting only upon the occurrence of a contingency where such contingency has occurred and is continuing;

      "Consumer Products" means consumer wireless products and consumer elec-tronic products consisting of consumer communications equipment, con-sumer automotive equipment, consumer marine equipment, consumer amateur radio products and consumer audio products and/or video home entertain-ment equipment, including, but not limited to, citizen band radios, GMRS radios, marine radios, scanners, intercoms, radio recorders, car radios, itinerant radios, consumer GPS marine products, satellite re-ceivers, video cassette recorders, video cameras, stereophonic and high fidelity components and/or systems, compact disc players, laser disc players, cordless telephones, consumer paging products, telephones with video, and other telephones and antennas and other accessories for the foregoing. The definition of Consumer Products specifically excludes cellular telephones, personal communications systems (PCS) telephones, commercial and two-way paging products, commercial wireless satellite antennas, and land mobile radio ("LMR") and LMR antenna products, and all other electronic or communications equipment for use in the pro-fessional and commercial market and antennas and other accessories for the foregoing;

      "Effective Date" means the date first written above;

      "Encumbrances" means mortgages, charges, pledges, security interests, liens, encumbrances, actions, claims, demands and equities of any nature whatsoever or howsoever arising and any rights or privileges capable of becoming any of the foregoing;

      "Inventory" means the Products held in inventory by the Vendor or MIC, as the case may be, to be sold, transferred and assigned to the Pur-chaser at the request of the Purchaser;

      "License Agreement" means the agreement set out as Schedule 1 hereto;

      "License Rights" means the exclusive License to sell the Products in the Territory on the terms and conditions set out in the License Agree-ment;

      "Note" means the grid 8% secured term promissory note with a maturity date three years from the date of this Agreement issued by the Pur-chaser to the Vendor in consideration for the purchase of Inventory, from time to time, up to an aggregate amount of $1,000,000, in the form set out as Schedule B hereto;

      "person" means and includes any individual, corporation, partnership, firm, joint venture, syndicate, association, trust, government, govern-mental agency or board or commission or authority, and any other form of entity or organization;

      "Products" means the Midland two-way radio system products for the pro-fessional and commercial market, and specifically excludes Consumer Products;

      "Purchase Price" means the amount payable by the Purchaser to the Ven-dor and MIC for the License Rights as provided in subsection 2.3(a);

      "Amendment No. 1 to Registration Rights Agreement" means the agreement set out as Schedule C hereto;

      "Territory" means the world, excluding the following territories:

      (i) the United States of America and its territories and possessions;

      (ii) Canada, (it being expressly acknowledged that the Purchaser acquired license rights from SCL Distributors (Western) Ltd. in respect of the Provinces of Alberta, Saskatchewan and Manitoba and of the Northwest Territories and Yukon pursuant to a Distri-bution Amending Agreement dated the date hereof);

      (iii) United Kingdom, Ireland, Germany, Holland, Belgium, Luxembourg, France, Spain, Portugal, Malta, Italy, Austria, Switzerland, Greece, Cyprus, Turkey, Norway, Sweden, Finland, Iceland, Den-mark;

      (iv) Cameroon, Nigeria, Oman, Benin, Yemen, Togo, Burkina Faso, Senegal, Gambia, Sierra Leone, Liberia, Ivory Coast, Ghana, Gabon, Algeria, Congo, Morocco, Angola, Gibraltar, Namibia, Western Sahara, South Africa, Mauritania, Swaziland, Botswana, Niger, Mozambique, Chad, Sudan, Ethiopia, Zimbabwe, Somalia, Kenya, Malawi, Uganda, Tanzania, Zaire, Central African Republic and Rwanda;

      (v) Iran, Iraq, Untied Arab Emirates, Saudi Arabia, Bahrain, Qatar, Kuwait, Syria, Jordan, Israel, Lebanon, Egypt, Libya;

      (vi) India, Afghanistan, Pakistan, Bangladesh, Burundi, Sri Lanka, Georgia, Turkmenistan, Kazakstan;

      (vii) Guinea Bisseau, Guinea, Equatorial Guinea, Canary Islands, Mali, Madagascar, Mauritius;

      (viii) Anguilla, Antigua and Barbuda, Aruba, Bahamas, Barbados, Belize, Bermuda, Bonaire, British Virgin Islands, Cayman Islands, Cuba, Curacao, Dominica, Dominican Republic, Grenada, Guadeloupe, Guyana, Haiti, Jamaica, Martinique, Montserrat, Netherlands Antilles, Puerto Rico, Saint Lucia, Saint Vincent and the Grenadines, Trinidad and Tobago, Turks and Caicos Island; Belize, Costa Rica, El Salvador, Guatemala, Honduras, Nicaragua, Panama;

             "Warranty Claim" means a claim made by either the Purchaser or the Vendor based on or with respect to the inaccuracy or non-performance or non-fulfilment or breach of any representation or warranty made by the other party contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby.

1.2 Schedules - The schedules which are attached to this Agreement are in-corporated into this Agreement by reference and are deemed to form a part hereof.

1.3 Currency - Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

1.4 Choice of Law and Attornment - This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario. The parties agree that the courts of the Province of Ontario will have ex-clusive jurisdiction to determine all disputes and claims arising be-tween the parties.

1.5 Interpretation Not Affected by Headings or Party Drafting - The divi-sion of this Agreement into articles, sections, paragraphs, subpara-graphs and clauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpre-tation of this Agreement. The terms "this Agreement", "hereof ", "herein", "hereunder" and similar expressions refer to this Agreement and the schedules hereto and not to any particular article, section, subsection, paragraph, subparagraph, clause or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.6 Number and Gender - In this Agreement, unless the context otherwise requires, words importing the singular number include the plural and vice versa and words importing gender shall include all genders.

1.7   Time of Essence - Time shall be of the essence hereof.

1.8 Invalidity of Provisions - Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforce-ability of any other provision hereof.


                       2.  PURCHASE AND SALE

2.1 License Rights - On the terms and subject to the fulfilment of the conditions hereof, the Vendor hereby agrees to sell, grant, transfer and assign to the Purchaser, and the Purchaser hereby agrees to pur-chase and accept from the Vendor, the License Rights.

2.2 Purchase Price - The Purchase Price payable by the Purchaser to the Vendor in respect of the License Rights is $900,000.

2.3 Payment of Purchase Price - The Purchase Price will be paid and satis-fied on the Effective Date by the issuance by the Purchaser to the Vendor of 3,000,000 Regulation S common shares in the capital stock of the Purchaser (the "Shares"). The Vendor, or any permitted transferee, will not sell or transfer the Shares without ADC's prior consent for a period of 12 months from the Effective Date.

2.4 Assumption of Benefits and Obligations - In addition to the payment of the Purchase Price, the Purchaser agrees to assume liability for all warranty claims under manufacturers warranties in respect of the Inven-tory purchased pursuant to section 2.6 hereof and the Vendor hereby grants the Purchaser the right to assume warranty claims in respect of Products previously sold by the Vendor and all of the benefits and obligations of the Vendor in respect of any purchase orders to Hitachi Denshi Ltd. outstanding as at the Effective Date.

2.5 Sublease - The Vendor agrees to sublease to the Purchaser approximately 900 square feet of the premises located at 975 Dillingham Road, Pick-ering, Ontario, known as the Dillingham facility, at a price of five (Cdn. $5.00) Canadian dollars per square foot on a net, net, net basis and on the terms to be mutually agreed upon by the Vendor and the Pur-chaser.

2.6 Inventory Purchases - The Vendor and MIC hereby each grant the Pur-chaser the right to purchase up to $1,000,000 worth of Inventory. The Purchaser agrees to pay for such Inventory by executing the Note on the Effective Date and by completing on the date of any such purchase of Inventory the grid portion of the Note by increasing the principal out-standing on the Note by the value of any Inventory so purchased. The parties hereto agree that Inventory which is purchased by the Purchaser for cash, will be sold at a price equal to the Vendor's replacement cost, and Inventory purchased for terms other than for cash will be sold at a price equal to the Vendor's book value.

2.7 Future Inventory Purchases - The Vendor and MIC hereby grant each of the Purchaser and ADC Canada the right to purchase additional in-stock inventories of Product from time to time, at a price equal to the land-ed cost to the Vendor or MIC, as the case may be, for such Inventory plus five percent (5%).


                      3.  MANAGEMENT SERVICES

3.1 The Vendor hereby agrees that it will provide to ADC Canada certain management services (the "Management Services") as may be requested by the Purchaser, from time to time, for a fee equal to five percent (5%) above the cost incurred by the Vendor in providing such Management Services. For greater certainty, Management Services as requested by the Purchaser may include payroll processing, personnel and equipment purchasing services for ADC Canada for the period until ADC Canada is able to establish alternative financing mechanisms, such as bank lines of credit.

                      4.  REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties by the Vendor and MIC - Each of the Vendor and MIC hereby represent and warrant, independently and not jointly or severally, to the Purchaser as follows, and confirms that the Purchaser is relying upon the accuracy of each of such represen-tations and warranties in connection with the purchase of the License Rights and the Inventory and the completion of the other transactions hereunder:

  (1) Corporate Authority and Binding Obligation of the Vendor - The Vendor is a corporation duly incorporated and validly subsisting in all respects under the laws of the Province of Ontario. The Vendor has good right, full corporate power and absolute authority to enter into this Agreement and to sell, assign and transfer the License Rights and the Inventory to the Purchaser in the manner contemplated herein and to perform all of its obligations under this Agreement. The Vendor has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into, and the execution, delivery and per-formance of this Agreement. This Agreement is a legal, valid and binding obligation of the Vendor enforceable against it in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforce-ment of creditors' rights generally, and (ii) the fact that equit-able remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

  (2) Corporate Authority and Binding Obligation of MIC - MIC is a corpor-ation duly incorporated and validly subsisting in all respects under the laws of the State of Delaware. MIC has good right, full corpor-ate power and absolute authority to enter into this Agreement and to sell, assign and transfer the Inventory to the Purchaser in the man-ner contemplated herein and to perform all of its obligations under this Agreement. MIC has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into, and the execution, de-livery and performance of this Agreement. This Agreement is a legal, valid and binding obligation of MIC enforceable against it in accord-ance with its terms subject to (i) bankruptcy, insolvency, mora-torium, reorganization and other laws relating to or affecting the enforcement of creditors' rights generally, and (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

  (3) No Other Purchase Agreements - No person other than the Purchaser has any agreement, option, understanding or commitment, or any right or privilege (whether by law, preemptive or contractual) capable of be-coming an agreement, option or commitment, for the purchase or other acquisition from the Vendor or MIC of the License Rights or the In-ventory, respectively, or any rights or interest therein, other than in the ordinary course of the Business.

  (4) Contractual and Regulatory Approvals - Neither the Vendor nor MIC are under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, Licenses, certifications, authorizations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by the Vendor or MIC in connection with the execution and delivery by the Vendor and MIC of this Agreement and the consummation of the transactions con-templated hereby.

  (5) Compliance with Constating Documents, Agreements and Laws - The ex-ecution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by each of the Vendor and MIC, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under, or cause the acceleration of any obligations of the Vendor or MIC under:

    (a) any term or provision of any of the articles, by-laws or other con-stating documents of the Vendor or MIC;

    (b) the terms of any agreement (written or oral), indenture, instrument or understanding or other obligation or restriction to which the Ven-dor or MIC is a party or by which it is bound; or

    (c) any term or provision of any order of any court, governmental author-ity or regulatory body or any law or regulation of any jurisdiction in which the Vendor or MIC carries on business.

  (7) Bankruptcy - Neither the Vendor nor MIC is insolvent and has commit-ted an act of bankruptcy, had any petition for a receiving order in bankruptcy filed against it, taken any proceedings to have itself declared bankrupt or wound-up, taken any proceeding to have a re-ceiver appointed over any or all of its assets, had any encumbrancer take possession of any of its property or had any execution or dis-tress become enforceable or become levied upon any of its property or assets.

  (8) Registrable Securities - In connection with the issuance and de-livery of the Shares to Vendor as herein provided, Vendor represents and warrants to Purchaser and agrees that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon exemptions from registration provided by Regulation S promulgated under the Act, on the grounds that the transactions contemplated in this Agreement do not involve any public offering, and that the Vendor is acquiring the Shares outside of the United States and the Vendor is not a "U.S. Person" within the meaning of Rule 902(O)(1) of the Act. The Vendor is acquiring the Shares for its own account, with no present intent to resell or make a distri-bution of all or any portion thereof.


4.2 Representations and Warranties by the Purchaser - The Purchaser hereby represents and warrants to the Vendor and MIC as follows, and confirms that the Vendor and MIC are relying upon the accuracy of each of such representations and warranties in connection with the sale to the Purchaser of the License Rights and the Inventory and the completion of the other transactions hereunder:

  (1) Corporate Authority and Binding Obligation - The Purchaser is a cor-poration duly incorporated and validly subsisting in all respects under the laws of the State of Wyoming. The Purchaser has good right, full corporate power and absolute authority to enter into this Agreement and to purchase the License Rights and the Inventory from the Vendor and MIC, respectively, in the manner contemplated herein and to perform all of the Purchaser's obligations under this Agree-ment, and the other agreements referred to herein, including, without limitation, the issuance of the Shares. The Purchaser has taken all necessary or desirable actions, steps and corporate and other pro-ceedings to approve or authorize, validly and effectively, the enter-ing into, and the execution, delivery and performance of, this Agree-ment and the sale and transfer of the License Rights and the Inven-tory by the Vendor and MIC, respectively, to the Purchaser. This Agreement is a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors' rights gen-erally, and (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

  (2) Compliance with Constating Documents, Agreements and Laws - The ex-ecution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by the Purchaser, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under or cause the acceleration of any obligations of the Purchaser:

    (a) any term or provision of any of the articles, by-laws or other con-stating documents of the Purchaser;

    (b) the terms of any agreement (written or oral), indenture, instrument or understanding or other obligation or restriction to which the Purchaser is a party or by which it is bound; or

    (c) any term or provision of any order of any court, governmental author-ity or regulatory body or any law or regulation of any jurisdiction in which the Purchaser carries on business.

  (3) Authorized Capital - The authorized capital of the Purchaser con-sists of an unlimited number of common stock par value $0.0001 per share, and unlimited number of preferred shares, of which 17,034,597 shares of common stock, par value $0.0001, are issued and outstanding as fully paid and non-assessable shares in the capital stock of the Purchaser.

  (4) Contractual and Regulatory Approvals - The Purchaser is not under any obligation, contractual or otherwise, to request or to obtain the consent of any person and no permits, Licenses, certificates, authorizations or approvals of, or notifications to, any federal, state, municipal or local government or government agency, board, commission or authority are required to be obtained by the Purchaser in connection with the execution and delivery by the Purchaser of this Agreement and the consummation of the transactions contem-plated hereby.

  (5) Investment Company Act of 1940 - The Purchaser is not required to be registered under the Investment Company Act of 1940, as amended.

  (6)   Shares - When issued the Shares will:

    (a) be validly issued, fully paid and non-assessable common shares in the capital stock of the Purchaser;

    (b) issued without registration in reliance on the registration exemption contained in Regulation S under the Securities Act of 1933, as amend-ed; and

    (c) have been issued in accordance with all legal and regulatory require-ments of United States law.


      5.  SURVIVAL AND LIMITATIONS OF REPRESENTATIONS AND WARRANTIES

5.1 Survival of Warranties by the Vendor and MIC - The representations and warranties made by the Vendor and MIC and contained in this Agreement, or contained in any document or certificate given in order to carry out the transactions contemplated hereby, will survive the closing of the purchase of the License Rights and the Inventory provided for herein and, notwithstanding such closing or any investigation made by or on behalf of the Purchaser or any other person or any knowledge of the Purchaser or any other person, shall continue in full force and effect for the benefit of the Purchaser, provided that no Warranty Claim may be made or brought by the Purchaser after the date which is three (3) years following the Effective Date.

5.2 Survival of Warranties by Purchaser - The representations and warran-ties made by the Purchaser and contained in this Agreement or contained in any document or certificate given in order to carry out the trans-actions contemplated hereby will survive the closing of the purchase and sale of the License Rights and the Inventory provided for herein and, notwithstanding such closing or any investigation made by or on behalf of the Vendor or MIC or any other person or any knowledge of the Vendor or MIC or any other person, shall continue in full force and effect for the benefit of the Vendor and MIC provided that no Warranty Claim may be brought by the Vendor after the date which is three (3) years following the Effective Date.


                           6.  COVENANTS

6.1 Covenants by the Vendor - The Vendor hereby covenants to the Purchaser that it will do or cause to be done, as applicable at or before the Closing Time, all necessary steps and corporate proceedings to be ta-ken in order to permit the License Rights to be duly and regularly transferred to the Purchaser.

6.2 Covenants by the Purchaser - The Purchaser covenants to the Vendor and MIC that it will do or cause to be done the following:

 (1) The Purchaser will, from time to time after date of this Agreement, file with the United States Securities and Exchange Commission such reports as are required by the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act, and will deliver copies of all such filings and reports to the Vendor.

 (2) The Purchaser will, upon request of the Vendor from time to time, pro-vide a written statement to the effect that it has complied with the reporting requirements referred to in subparagraph (1) above.

 (3) The Purchaser will use its best efforts to make available adequate current public information with respect to the Purchaser, as required under the Securities Act.

 (4) The Purchaser will establish and operate on or prior to closing, an independent accounting system, for purposes of tracking the sale of Products acquired and/or distributed by it pursuant to the License Rights.

 (5) The Purchaser will appoint a nominee of SCL as Chairman of the Pur-chaser's board of directors, and the Purchaser hereby acknowledges and agrees to appoint Michael St. Eve, SCL's current nominee, as a director and Chairman of the Purchaser. R. Gene Klawetter will continue to act as the Chief Executive Officer, President and a director of the Pur-chaser.

 (6) The Purchaser and ADC Canada will appoint a nominee of SCL as President of ADC, and the Purchaser and ADC hereby acknowledge and agree to appoint Michael S. Eve, SCL's current nominee, as President and director of ADC Canada. R. Gene Klawetter will be appointed the Chairman, Chief Executive Officer and a director of ADC Canada.


                          7.  CONDITIONS

7.1 Conditions to the Obligations of the Purchaser - Notwithstanding anything herein contained, the obligation of the Purchaser to complete the transactions provided for herein will be subject to the fulfilment of the following conditions at or prior to the Closing Time, and each of the Vendor and MIC covenant to use its best efforts to ensure that such conditions are fulfilled. The execution and delivery by the Vendor of the License Agreement and the Registration Rights Agreement.

7.2 Waiver or Termination by Purchaser - The conditions contained in sec-tion 7.1 hereof are inserted for the exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser at any time. Each of the Vendor and MIC acknowledge that the waiver by the Purchaser of any condition or any part of any condition shall constitute a waiver only of such condition or such part of such condition, as the case may be, and shall not constitute a waiver of any covenant, agreement, representation or warranty made by the Vendor or MIC herein that corresponds or is related to such condition or such part of such condition, as the case may be. If any of the conditions contained in section 7.1 hereof are not fulfilled or complied with as herein pro-vided, the Purchaser may, at or prior to the Closing Time at its option, rescind this Agreement by notice in writing to the Vendor and MIC and in such event the Purchaser shall be released from all obliga-tions hereunder and, unless the condition or conditions which have not been fulfilled are reasonably capable of being fulfilled or caused to be fulfilled by the Vendor and MIC, then the Vendor and MIC shall also be released from all obligations hereunder.

7.3 Conditions to the Obligations of the Vendor and MIC - Notwithstanding anything herein contained, the obligations of the Vendor and MIC to complete the transactions provided for herein will be subject to the fulfilment of the following conditions at or prior to the Closing Time, and the Purchaser will use its best efforts to ensure that such conditions are fulfilled.

 (1) The execution and delivery by the Purchaser of the License Agreement and the Registration Rights Agreement.

 (2) At the Closing Time, the Vendor and MIC shall have received an opinion of legal counsel to the Purchaser in a form satisfactory to the Vendor and MIC and their respective counsel.

 (3) At the Closing Time, the Vendor and its legal counsel shall be satis-fied in their sole discretion that the Shares have been validly issued to the Vendor and are outstanding as fully paid and non-assessable Shares and have been issued in accordance with all applicable legal requirements.

 (4)  The execution and delivery by the Purchaser of the Note.

 (5) The appointment of Michael St. Eve, as a director and Chairman of the Purchaser.

 (6) The appointment of Michael St. Eve, as a director and President of ADC Canada.


7.4   Waiver or Termination by Vendor and MIC - The conditions contained in section 7.3 hereof are inserted for the exclusive benefit of the Vendor and MIC and may be waived in whole or in part by the Vendor and MIC at any time. The Purchaser acknowledges that the waiver by the Vendor and MIC of any condition or any part of any condition shall constitute a waiver only of such condition or such part of such condition, as the case may be, and shall not constitute a waiver of any covenant, agree-ment, representation or warranty made by the Purchaser herein that corresponds or is related to such condition or such part of such condition, as the case may be. If any of the conditions contained in section 7.3 hereof are not fulfilled or complied with as herein provided, the Vendor, and MIC may, at or prior to the Closing Time at its option, rescind this Agreement by notice in writing to the Pur-chaser and in such event the Vendor and MIC shall be released from all obligations hereunder and, unless the condition or conditions which have not been fulfilled are reasonably capable of being fulfilled or caused to be fulfilled by the Purchaser, then the Purchaser shall also be released from all obligations hereunder.


                            8.  CLOSING

8.1 Closing Arrangements - Subject to the terms and conditions hereof, the transactions contemplated herein shall be closed at the Closing Time at the offices of Heenan Blaikie, Suite 2600, South Tower, Royal Bank Plaza, Toronto, Ontario via facsimile at (416) 360-8425 or at such other place or places as may be mutually agreed upon by the Vendor and the Purchaser.

8.2 Documents to be Delivered - At or before the Closing Time, the Vendor and MIC shall execute, or cause to be executed, and shall deliver, or cause to be delivered, to the Purchaser all documents, instruments and things which are to be delivered by the Vendor and MIC pursuant to the provisions of this Agreement, and the Purchaser shall execute, or cause to be executed, and shall deliver, or cause to be delivered, to the Vendor and MIC all cheques or bank drafts and all documents, instru-ments and things which the Purchaser is to deliver or to cause to be delivered pursuant to the provisions of this Agreement.


                  9.  INDEMNIFICATION AND SET-OFF

9.1   Indemnity by the Vendor and MIC

 (1) The Vendor and MIC hereby agrees to individually, and not jointly or severally, indemnify and save the Purchaser harmless from and against any claims, demands, actions, causes of action, damage, loss, deficiency, cost, liability and expense which may be made or brought against the Purchaser or which the Purchaser may suffer or incur as a result of, in respect of or arising out of:

     (a) any non-performance or non-fulfilment of any covenant or agreement on the part of the Vendor or MIC, as applicable, contained in this Agreement or in any document given in order to carry out the trans-actions contemplated hereby;

     (b) any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty made by the Vendor or MIC, as applicable, contained in this Agreement or contained in any document or certi-ficate given in order to carry out the transactions contemplated hereby; and

     (c) all costs and expenses including, without limitation, legal fees on a solicitor and client basis, incidental to or in respect of the foregoing.


9.2   Indemnity by the Purchaser

 (1) The Purchaser hereby agrees to indemnify and save the Vendor and MIC harmless from and against any claims, demands, actions, causes of action, damage, loss, deficiency, cost, liability and expense which may be made or brought against the Vendor or MIC or which the Vendor or MIC may suffer or incur as a result of, in respect of or arising out of:

     (a) any non-performance or non-fulfilment of any covenant or agreement on the part of the Purchaser contained in this Agreement or in any document given in order to carry out the transactions contemplated hereby;

     (b) any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty made by the Purchaser contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby; and

     (c) all costs and expenses including, without limitation, legal fees on a solicitor and client basis, incidental to or in respect of the foregoing.


                        10.  GENERAL PROVISIONS

10.1 Further Assurances - Each of the Vendor, MIC and the Purchaser hereby covenants and agrees that at any time and from time to time after the Effective Date it will, upon the request of the others, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required for the better carrying out and performance of all the terms of this Agreement.

10.2 Remedies Cumulative - The rights and remedies of the parties under this Agreement are cumulative and in addition to and not in substi-tution for any rights or remedies provided by law. Any single or partial exercise by any party hereto of any right or remedy for default or breach of any term, covenant or condition of this Agreement does not waive, alter, affect or prejudice any other right or remedy to which such party may be lawfully entitled for the same default or breach.

10.3   Notices

 (1) Any notice, designation, communication, request, demand or other document, required or permitted to be given or sent or delivered hereunder to any party hereto shall be in writing and shall be sufficiently given or sent or delivered if it is:

       (a) delivered personally to an officer or director of such party;

       (b) sent to the party entitled to receive it by registered mail postage prepaid, or

       (c) sent by facsimile.

 (2)   Notices shall be sent to the following addresses or facsimile numbers:

       (a) In the case of the Vendor:


         Simmonds Capital Limited
         5255 Yonge Street, Suite 1050
         Willowdale, Ontario
         M2N 6P4

         Attention:  Chief Executive Officer
         Facsimile:  (416) 221-3800

       (b) In the case of MIC:

         Midland International Corporation
         5255 Yonge Street, Suite 1050
         Willowdale, Ontario
         M2N 6P4

         Attention:  Chief Executive Officer
         Facsimile:  (416) 221-3800

       (c) in the case of the Purchaser:

         American Digital Communications, Inc.
         3773 Cherry Creek North Drive
         Suite 615
         Denver, Colorado 80209

         Attention:  Mr. Gene Klawetter
         Facsimile:  (303) 377-9705

       (d) in the case of the ADC:

         American Digital Corporation

         Toronto, Ontario

         Attention:
         Facsimile:  (416)


or to such other address or facsimile number as the party entitled to or receiving such notice, designation, communication, request, demand or other document shall, by a notice given in accordance with this section, have communicated to the party giving or sending or delivering such notice, designation, communication, request, demand or other document.

    Any notice, designation, communication, request, demand or other document given or sent or delivered as aforesaid shall if delivered as aforesaid, be deemed to have been given, sent, delivered and received on the date of delivery;

       (e) if sent by mail as aforesaid, be deemed to have been given, sent, delivered and received (but not actually received) on the fourth Business Day following the date of mailing, unless at any time between the date of mailing and the fourth Business Day thereafter there is a discontinuance or interruption of regular postal service, whether due to strike or lockout or work slowdown, affecting postal service at the point of dispatch or delivery or any intermediate point, in which case the same shall be deemed to have been given, sent, delivered and received in the ordinary course of the mails, allowing for such discontinuance or interrup-tion of regular postal service, and

       (f) if sent by facsimile machine, be deemed to have been given, sent, delivered and received on the date the sender receives the facsimile answer back confirming receipt by the recipient.


10.4 Counterparts - This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute but one and the same instrument.

10.5 Expenses of Parties - Each of the parties hereto shall bear all expenses incurred by it in connection with this Agreement.

10.6 Announcements - No announcement with respect to this Agreement will be made by any party hereto without the prior approval of the other parties. The foregoing will not apply to any announcement by any party required in order to comply with laws pertaining to timely disclosure, provided that such party consults with the other parties before making any such announcement.

10.7 Assignment - The rights of the Vendor, MIC and the Purchaser here-under shall not be assignable without the prior written consent of the other.

10.8 Successors and Assigns -This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agree-ment.

10.9 Entire Agreement - This Agreement and the schedules referred to herein constitute the entire agreement between the parties hereto and supersede all prior agreements, representations, warranties, state-ments, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof. None of the parties hereto shall be bound or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings not specifically set forth in this Agreement or in the schedules, docu-ments and instruments to be delivered on or before the Effective Date pursuant to this Agreement. The parties hereto further acknowledge and agree that, in entering into this Agreement and in delivering the schedules, documents and instruments to be delivered on or before the Effective Date, they have not in any way relied, and will not in any way rely, upon any oral or written agreements, representations, warranties, statements, promises, information, arrangements or under-standings, express or implied, not specifically set forth in this Agreement or in such schedules, documents or instruments.

10.10 Waiver - Any party hereto which is entitled to the benefits of this Agreement may, and has the right to, waive any term or condition hereof at any time on or prior to the Closing Time; provided, however, that such waiver shall be evidenced by written instrument duly executed on behalf of such party.

10.11 Amendments - No modification or amendment to this Agreement may be made unless agreed to by the parties hereto in writing.

10.12 Severability - If any provision contained herein is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the validity of any other provision herein and each such provision is deemed to be separate and distinct.

   IN WITNESS WHEREOF the parties hereto have duly executed this agreement under seal as of the day and year first written above.

                            AMERICAN DIGITAL COMMUNICATIONS, INC.


                            Per: /s/ R. Gene Klawetter
                                     R. Gene Klawetter




                            AMERICAN DIGITAL CORPORATION


                            Per: /s/ R. Gene Klawetter
                                     R. Gene Klawetter




                            SIMMONDS CAPITAL LIMITED


                            Per: /s/ Brian F. Faughnan
                                     Brian F. Faughnan





                            MIDLAND INTERNATIONAL CORPORATION



                            Per: /s/ Brian F. Faughnan
                                     Brian F. Faughnan







            AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


   This Amendment No. 1 made as of the 13th day of November, 1996, to the registration rights agreement (the "Registration Rights Agreement") made as of the 29th day of December, 1995 by and between AMERICAN DIGITAL COMMUNI-CATIONS, INC., a Wyoming corporation (the "Company"), MIDLAND INTERNATIONAL CORPORATION, a Delaware corporation (the "Investor"), is made by and between the Company, the Investor, and SIMMONDS CAPITAL LIMITED ("SCL"), an Ontario Corporation.

                               RECITALS

  A. The Company, the Investor and SCL are parties to an asset purchase agreement of even date herewith (the "Purchase Agreement").

  B. In order to induce the Company to enter into the Purchase Agreement and to induce SCL to accept stock in the capital of the Company in consideration of the license rights and the assets being sold pursuant to the Purchase Agreement, the Investor, SCL and the Company hereby agree that this Agreement shall govern the rights of SCL to cause the Company to register shares of common stock of the Company issuable to SCL and certain other matters as set forth therein.

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. SCL is hereby added as a party to the Registration Rights Agreement.

2. Additional Definitions. The Registration Rights Agreement is hereby amended in accordance with Section 2.7 thereof by adding the following definitions under Section 1.1:

   "SCL" means Simmonds Capital Limited, a corporation amalgamated pursuant to the laws of the Province of Ontario.

3. Additional Registration Rights. The Registration Rights Agreement is hereby amended in accordance with Section 2.7 thereof by deleting the definition of "Registrable Securities" and inserting the following in place thereof:

        "Registrable Securities" means (i) the Common Stock issued pursuant to an asset purchase agreement dated December 29, 1995 between the Company and the Investor which shares were issued in reliance on the registration exemption under Rule 144 under the Securities Act of 1933, as amended; (ii) the Common Stock issued to SCL pursuant to an asset purchase agreement dated as of November 13, 1996, among SCL, the Company, the Investor and American Digital Corporation which shares were issued under Regulation S, (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) and/or (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

4. Additional Parties. Section 2.5(2) shall be amended to insert the following immediately after paragraph (b) thereof:

        (c)  in the case of SCL:

          Simmonds Capital Limited
          5255 Yonge Street, Suite 1050
          Toronto, Ontario
          M2N 6P4

          Attention:     Chief Executive Officer
          Facsimile:     (416) 221-3800

5. Other Provisions Remain in Effect. Except as provided in Sections 1 and 2 hereof, all other provinces of the Registration Rights Agreement shall continue to be effective and binding on the parties in accordance with their terms.

6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                       AMERICAN DIGITAL COMMUNICATIONS, INC.


                       By: /s/ R. Gene Klawetter
                               R. Gene Klawetter



                       MIDLAND INTERNATIONAL CORPORATION


                       By: /s/ Brian F. Faughnan
                               Brian F. Faughnan



                       SIMMONDS CAPITAL LIMITED


                       By: /s/ Brian F. Faughnan
                               Brian F. Faughnan




                   DISTRIBUTION AMENDING AGREEMENT


        THIS AGREEMENT made as of the 13 day of November, 1996.

B E T W E E N:

               SIMMONDS CAPITAL LIMITED, a corporation
       incorporated under the laws of the Province of Ontario

                   (hereinafter called "Licensor")

                                -and-

                                                    OF THE FIRST PART

           SCL DISTRIBUTORS (WESTERN) LTD., a corporation incorporated under the laws of Canada

                    (hereunder called "SCLDW")

                                                   OF THE SECOND PART

        AMERICAN DIGITAL COMMUNICATIONS, INC., a corporation incorporated under the laws of the State of Wyoming

                   (hereinafter called "Licensee")

                                                    OF THE THIRD PART


   WHEREAS SCLDW is duly incorporated pursuant to the laws of Canada, and carries on the business, amongst others, of distributing "Midland" trademark land mobile radio equipment and parts (the "Products") in the Provinces of Alberta, Saskatchewan and Manitoba and in the Yukon and the Northwest Territories (collectively, the "Territory");

   AND WHEREAS Midland Canada Limited (hereinafter referred to as "Midland") has carried on the business of distributing Midland brand Products;

   AND WHEREAS Midland changed its name to Midland International Limited on the 3rd day of March, 1995 and subsequent thereto amalgamated with the Licensor, under the name Simmonds Capital Limited on the 1st day of January, 1996;

   AND WHEREAS Midland previously appointed SCLDW as the sole and exclusive distributor of the Products in the Territory upon the terms and conditions set forth in the distribution agreement made between the Licensor (formerly Midland Canada Limited) and SCLDW dated October 30, 1991 (the "Distribution Agreement") attached hereto as Schedule 1;

   AND WHEREAS the parties hereto wish to amend the Distribution Agreement, pursuant to the terms hereof, to cause all right, title and interest that SCLDW may have in the License to be granted, assigned and transferred to the Licensee.

   NOW THEREFORE this Agreement witnesses that in consideration of the mutual covenants and agreements herein contained and the sum of ($10) ten dollars of lawful money of United States of America and other good and valuable con-sideration paid by each of the parties hereto to the other (the receipt and sufficiency of which are hereby acknowledged), it is agreed between the parties hereto as follows:


                             ARTICLE 3
                           INTERPRETATION

3.1 Defined Terms - In this Agreement and in the schedules hereto, unless the context otherwise requires, the following terms and expressions will have the following meanings:

   a) "Accounts Receivable" shall mean the amounts due to SCLDW in respect of all Customer Orders in existence as of the Effective Date;

   b) "Agreement" shall mean this Agreement, as may be amended from time to time in accordance with the terms hereof, and includes the expres-sions "herein", "hereof", "hereto", "above", "below" and similar expressions refer to this Agreement and/or, where applicable, to the appropriate schedules hereto;

   c) "ADC Shares" shall mean a total of 1,750,000 voting shares of common stock of the Licensee to be issued to SCLDW as fully paid and non-assessable common shares in the capital of Licensee.

   g) "Customer Orders" shall mean all orders in existence as of the Effective Date from the customers of SCLDW for any Midland Products and all records relating thereto;

   h) "License Rights" means all right, title and interest held by SCLDW to sell the Products in the Territory pursuant to the terms of the Distribution Agreement;

   i) "Midland Products" shall mean Midland brand land mobile radio ("LMR") equipment and parts, other than Consumer Products;

   j) "Warranty Claim" shall mean a claim made by any customer of SCLDW based on a claim in respect of a manufacturer's warranty given in relation to Midland Products sold by SCLDW on or prior to the date hereof;

   k) "Consumer Products" means consumer wireless products and consumer electronic products consisting of consumer communications equipment, consumer automotive equipment, consumer marine equipment, consumer amateur radio products and consumer audio products and/or video home entertainment equipment, including, but not limited to, citizen band radios, GMRS radios, marine radios, scanners, intercoms, radio re-corders, car radios, itinerant radios, consumer GPS marine products, satellite receivers, video cassette recorders, video cameras, stereo-phonic and high fidelity components and/or systems, compact disc players, laser disc players, cordless telephones, consumer paging products, telephones with video, and other telephones and antennas and other accessories for the foregoing. The definition of Consumer Products specifically excludes cellular telephones, personal com-munications systems (PCS) telephones, commercial and two-way paging products, commercial wireless satellite antennas, and land mobile radio ("LMR") and LMR antenna products, and all other electronic or communications equipment for use in the professional and commercial market and antennas and other accessories for the foregoing;

   l)   "Effective Date" means the date first above written;

3.2 Schedules - The schedules which are attached to this Agreement are incorporated into this Agreement by reference and are deemed to form a part hereof. The Schedules are as follows:

        Schedule 1 -   Distribution Agreement dated October 30, 1991;
        Schedule 2 -   Form of Licensor's Release and Indemnity in favour of
                         SCLDW in relation to Warranty Claims;
        Schedule 3 -   Form of Licensor's counsel opinion letter in relation
                         to corporate proceedings of Licensor;
        Schedule 4 -   Form of SCLDW's counsel opinion letter in relation to
                         corporate proceedings of SCLDW;
        Schedule 5 -   Form of Licensee's counsel opinion letter in relation
                         to the ADC Shares; and
        Schedule 6 -   Existing Product Orders.

3.3 Entire Agreement - This Agreement constitutes the entire agreement between the Parties with respect to the subject matters herein and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

3.4 Choice of Law and Attornment - This Agreement shall be governed and construed in accordance with the laws of the Province of Ontario. The parties hereto agreed that the courts of the Province of Ontario will have exclusive jurisdiction to determine all disputes and claims arising between the parties.

3.5 Interpretation not affected by Headings or Party Drafting - The division of this Agreement in articles, sections, paragraphs, sub-paragraphs and clauses and the insertion of headings are for con-venience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "here-of", "herein", "hereunder" and similar expressions refer to this Agree-ment and the schedules hereto and not to any particular article, section, subsection, paragraph, subparagraph, clause or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

3.6 Number and Gender - In this Agreement, unless the context otherwise requires, words importing the singular number include the plural and vice versa and words importing gender shall include all genders.

3.7   Time of Essence - Time shall be of the essence hereof.

3.8 Invalidity of Provisions - Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or any part thereof by a court of competent jurisdiction shall not affect the validity or enforce-ability of any other provision hereof.

3.9 Currency - Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.


                             ARTICLE 4
                 ASSIGNMENT OF DISTRIBUTION RIGHTS

4.1 Grant by SCLDW - SCLDW hereby grants, assigns and transfers to the Licensee all of its right, title and interest in and to the Distri-bution Agreement including without limitation the License Rights, its customer records and any existing purchase orders arising from and in connection with the License Rights as at and from the Effective Date, and the Licensee accepts such grant, assignment and transfer and agrees that in consideration therefor Licensee will issue the ADC Shares to SCLDW. SCL hereby expressly consents to the grant, assignment and transfer by SCLDW of all of its right, title and interest in and to the Distribution Agreement and the License Rights to the Licensee on the Effective Date. SCLDW hereby confirms that the License Rights are all of the rights and interests acquired by it pursuant to the Distribution Agreement.

4.2 Restricted Period - SCLDW agrees that the ADC Shares will not be transferred, assigned or otherwise dealt with for a period of forty-one
      (41) days from the date of the Effective Date. SCLDW and Licensee agree to co-operate in order to comply with any filings required under Form 13-D, Form 3 and Form 4, as applicable, with the Securities and Exchange Commission, as a result of this Transaction.

4.3 Related Obligations - In further consideration for the grant, assign-ment and transfer of the Distribution Agreement and the License Rights, the Licensee hereby agrees to assume from the Effective Date all rights and obligations of the Licensor under the Distribution Agreement and of the benefits and obligations of SCLDW in respect of any Customer Orders outstanding but not shipped as at the Effective Date and to assume liability for the Warranty Claims in respect of such outstanding Customer Orders.

4.4 License of Cooperation for Collection of Accounts Receivable - In further consideration for the transfer of the License Rights, the Licensee hereby agrees that it shall support SCLDW and protect its Accounts Receivable by discontinuing supply of Midland Products to a particular customer when notified in writing by SCLDW that such customer has failed to pay or otherwise settle his account with SCLDW, provided that the Licensee shall only be obligated to discontinue such supply for a period not exceeding 30 days from the Effective Date. The Licensee also confirms that it shall use its best efforts to assist SCLDW in the collection of its Accounts Receivables after the 30 day period referred to above.

4.5 Confirmation of and Amendment to the Distribution Agreement - The parties hereto wish to confirm that the terms and conditions contained in the Distribution Agreement shall apply as between the Licensor and Licensee as if they were the original parties thereunder, other than to the extent that the Distribution Agreement has been amended hereby. For greater certainty, the parties hereto agree that in the event of a conflict or inconsistency between the terms or definitions under the Distribution Agreement or this Agreement, this Agreement shall prevail.

4.6 Term - This Agreement shall continue indefinitely unless terminated pursuant to section 2.7 hereof.

4.7 Termination - This Agreement as it applies to the Licensor and Licensee, may be terminated in the following cases:

   (a) In the event of a breach of a material provision of this Agreement provided that, upon receiving notice of such breach by the non-defaulting party, the defaulting party has a period of thirty (30) days within which to cure such breach or to take steps to cure such breach, in which event this Agreement shall not terminate.

   (b) Without prejudice to any other, either party to this Agreement may forthwith terminate this agreement, without liability, at any time, if the other party to this Agreement shall seek the benefit of any statute for protection against creditors, make a proposal or an assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy, or be adjudged bankrupt or insolvent, or if any receiver or receiver manager or agent is appointed for its business or property, or if any trustee in bankruptcy or insolvency shall be appointed.


                             ARTICLE 5
                  REPRESENTATIONS AND WARRANTIES

5.1 Representations and Warranties by the Licensor - The Licensor hereby represents and warrants to SCLDW and the Licensee as follows, and confirms that SCLDW and the Licensee are relying upon the accuracy of each of such representations and warranties in connection with the acquisition of the License Rights and the completion of the other transactions hereunder:

   (i) Corporate Authority and Binding Obligation - The Licensor is a corporation duly incorporated and validly subsisting in all respects under the laws of the Province of Ontario. The Licensor has good right, full corporate power and absolute authority to enter into this Agreement and to perform all of its obligations under this Agreement. The Licensor has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into, and the execution, delivery and performance of, this Agreement. This Agreement is a legal, valid and binding obligation of the Licensor, enforceable against it in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors' rights generally, and (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

   (ii) Compliance with Constating Documents, Agreements and Laws - The execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by the Licensor, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under, or cause the acceleration of any obligations of the Licensor under:

        (a) any term or provision of any of the articles, by-laws or other constating documents of the Licensor;

        (b) the terms of any agreement (written or oral), indenture, instrument or understanding or other obligation or restriction to which the Licensor is a party or by which it is bound; or

        (c) any term or provision of any order of any court, governmental authority or regulatory body or any law or regulation of any jurisdiction in which the Licensor carries on business.

   (iii) Confirmation of License Rights - The Licensor hereby confirms that it had granted SCLDW all right, title and interest in and to the License Rights.

   (iv) Licensor and Licensee - All representations and warranties concerning the License Rights and Midland Products if any, have been made to the Licensee by the Licensor and not SCLDW.

5.2 Representations and Warranties by SCLDW - SCLDW hereby represents and warrants to the Licensee and the Licensor as follows, and confirms that the Licensee and the Licensor are relying upon the accuracy of each of such representations and warranties in connection with the acquisition of the License Rights and the completion of the other transactions hereunder:

   (i) Corporate Authority and Binding Obligation - SCLDW is a corporation duly incorporated and validly subsisting in all respects under the law of the Canada. SCLDW has good right, full corporate power and absolute authority to enter into this Agreement and to grant, assign and transfer the Distribution Agreement and the License Rights there-to to the Licensee in the manner contemplated herein and to perform all of its obligations under this Agreement. SCLDW has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into, and the execution, delivery and performance of, this Agreement and the grant, assignment and transfer of the License Rights thereto to the Licensee. This Agreement is a legal, valid and binding obligation of SCLDW, enforceable against it in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforce-ment of creditors' rights generally, and (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

   (ii) No Other Purchase Agreements - No person other than the Licensee has any agreement, option, understanding or commitment, or any right or privilege (whether by law, preemptive or contractual) capable of becoming an agreement, option or commitment, for the purchase or other acquisition from SCLDW of the License Rights, or any rights or interest therein, other than in the ordinary course of the Business.

 (iii) Compliance with Constating Documents, Agreements and Laws - The execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by SCLDW, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under, or cause the acceleration of any obligations of SCLDW under:

        (a) any term or provision of any of the articles, by-laws or other constating documents of SCLDW or any shareholders agreement relating to SCLDW;

        (b) the terms of any agreement (written or oral), indenture, instrument or understanding or other obligation or restriction to which SCLDW is a party or by which it is bound; or

        (c) any term or provision of any order of any court, governmental authority or regulatory body or any law or regulation of any jurisdiction in which SCLDW carries on business.

   (iv) Registrable Shares - In connection with the issuance and delivery of the ADC Shares to SCLDW as herein provided, SCLDW represents and warrants to the Licensee and agrees that:

        (a) SCLDW is a corporation organized under the laws of Canada and is not a "U.S. Person" as that term is defined in Rule 902(o) of Regulation S under the Securities Act, and at the time this agreement for the issuance of shares was executed and delivered to the Licensee, SCLDW was a Canadian corporation outside the United States. SCLDW was not formed for the purpose of investing in the ADC Shares and maintains its business offices at the address shown in this Agreement. SCLDW is not controlled by "U.S. Persons".

        (b) SCLDW is purchasing the ADC Shares for its own account and not on behalf of or for the account of any U.S. Person. SCLDW has not made any prearrangements to transfer the shares to a U.S. Person or to return the shares to the United States securities market (which includes short sales in the United States within the restricted period to be covered by delivery of shares) and is not purchasing the ADC Shares as part of any plan or scheme by SCLDW to evade the regulation requirements of the Securities Act.

        (c) SCLDW acknowledges and agrees that the ADC Shares have not been registered under the Securities Act and that the restrictions applicable to the shares restrict SCLDW from selling any of the ADC Shares to a U.S. Person during the 40 day restrictive period commencing upon the Effective Date (the "Restricted Period") and that the Licensee will deliver the shares to SCLDW's lawyer in trust to be held in escrow for a period of 41 days following the Effective Date.

        (d) Neither SCLDW nor its affiliates have engaged or will engage in any "direct selling efforts" (as defined in Regulation S) in the United States regarding the shares, nor has it engaged in any act intended to or which reasonably might have the effect of preconditioning the U.S. market for the resale of the ADC Shares.

        (e) SCLDW is not a "Distributor" of shares or investments as defined in Regulation S, however if SCLDW should be deemed to be a Distributor of shares or investments prior to reselling the shares to a non U.S. Person during the Restricted Period, SCLDW will send a notice to each new purchaser of the shares that such new purchaser is subject to the restrictions of Regulation S during the Restricted Period.

        (f) SCLDW does not have a short position in the common shares of the Licensee and will not have a short position in such shares at any time prior to the expiration of the Restricted period.

        (g) SCLDW is not an officer, director, or "affiliate" (as that term is defined in Rule 405 under the Act) of the Licensee or an "underwriter" or "dealer" (as such terms are defined in the Federal Securities Laws of the United States), and the purchase of the ADC Shares by SCLDW is not a transaction (or part of a series of transactions) that is part of any plan or scheme by SCLDW to evade the regulation provisions of the Act.

        (h) SCLDW hereby confirms that it intends to distribute the ADC Shares to its shareholders or otherwise to sell, transfer and assign the shares at the expiry of the Restricted Period and is unaware of any restriction upon the shares other than Regulation S as recited above and section 4(i) of the Securities Act.


5.3 Representations and Warranties by the Licensee - The Licensee hereby represents and warrants to SCLDW and the Licensor as follows, and confirms that SCLDW and the Licensor are relying upon the accuracy of each of such representations and warranties in connection with the sale assignment and transfer to the Purchaser of the License Rights and the completion of the other transactions hereunder:

   (i) Corporate Authority and Binding Obligation - The Licensee is a corporation duly incorporated and validly subsisting in all respects under the laws of the State of Wyoming. The Licensee has good right, full corporate power and absolute authority to enter into this Agree-ment and to purchase the License Rights from SCLDW in the manner contemplated herein and to perform all of the Licensee's obligations under this Agreement, and the other agreements referred to herein, including, without limitation, the issuance of the Shares. The Licensee has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into, and the execution, delivery and performance of, this Agreement and the issuance of the Shares. This Agreement is a legal, valid and binding obligation of the Licensee, enforceable against it in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors' rights generally, and (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

   (ii) Compliance with Constating Documents, Agreements and Laws - The execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by the Licensee, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under or cause the acceleration of any obligations of the Licensee:

        (a) any term or provision of any of the articles, by-laws or other constating documents of the Licensee;

        (b) the terms of any agreement (written or oral), indenture, instru-ment or understanding or other obligation or restriction to which the Licensee is a party or by which it is bound; or

        (c) any term or provision of any order of any court, governmental authority or regulatory body or any law or regulation of any jurisdiction in which the Licensee carries on business.

   (iii) Authorized Capital - The authorized capital of the Licensee consists of an unlimited number of common stock par value $0.0001 per share, of which 17,034,597 common stock are issued and outstanding as fully paid and non-assessable shares in the capital stock of the Licensee;

   (iv) ADC Shares - The ADC Shares shall be fully paid up, non assessable, without any claim or encumbrance against them; and

   (v) Transferable Shares - In connection with the issuance and delivery of the ADC Shares to SCLDW as herein provided the Licensee represents and warrants to SCLDW and agrees that:

        (a) other than the restrictions of Regulation S under the U.S. Securities Act as recited above, and as may be applicable under the laws of Alberta, the ADC Shares will after the Restricted Period expires will cease to be restricted within the meaning of Regulation S; and

        (b) the ADC shares shall have been issued without registration and in reliance upon the exemption from registration provided by Regulation S under the Securities Act;



                             ARTICLE 6
                          INDEMNIFICATION

6.1 Indemnification by Licensor - Licensor agrees to indemnify and save harmless SCLDW and Licensee from all losses suffered or incurred by them as a result of or arising directly or indirectly out of or in connection with:

        (a) any breach by Licensor, or any inaccuracy in any material respect of any representation or warranty of any of the Licensor's representations and warranties contained in this Agreement or in any agreement, certificate or other document executed and delivered pursuant hereto;

        (b) any breach or non-performance by Licensor of any covenant to be performed by Licensor that is contained in this Agreement or in any agreement certificate or other document executed and delivered pursuant hereto.

6.2 Specific Indemnification by Licensor to SCLDW - Licensor hereby agrees to indemnify and save SCLDW harmless from and against all claims, demands, actions, causes of action, damage, loss, deficiency, cost, liability and expense which may be brought against SCLDW, or which SCLDW may suffer or incur, as a result of the grant, assignment and transfer of the License Rights to the Licensee as provided herein.

6.3 Indemnification by SCLDW - SCLDW agrees to indemnify and save harmless Licensor and Licensee from all Losses suffered or incurred by them as a result of or arising directly or indirectly out of or in connection with:

        (a) any breach by SCLDW, or any inaccuracy in any material respect of any representations or warranty of SCLDW's representations and warranties contained in this Agreement or in any agreement, certificate or other document executed and delivered pursuant hereto;

        (b) any breach or non-performance by SCLDW of any covenant to be performed by SCLDW that is contained in this Agreement or in any agreement, certificate or other document executed and delivered pursuant hereto.

6.4 Indemnification by Licensee - Licensee agrees to indemnify and save harmless Licensor and SCLDW from all losses suffered or incurred by them as a result of or arising directly or indirectly out of or in connection with:

        (a) any breach by Licensee, or any inaccuracy in any material respect of any representation or warranty of any of the Licensee's representations and warranties contained in this Agreement or in any agreement, certificate or other document executed and delivered pursuant hereto;

        (b) any breach or non-performance by Licensee of any covenant to be performed by Licensee that is contained in this Agreement or in any agreement, certificate or other document executed and delivered pursuant hereto.



                             ARTICLE 7
            EXISTING LIABILITIES AND PRODUCT PURCHASING

7.1 SCLDW Existing Liabilities - The parties hereto agree that the Licensee shall not be held responsible for any liabilities of SCLDW, including, without limitation, any liabilities of SCLDW to the Licensor in respect of the License Rights or in respect of any Products, other than in respect of existing unshipped purchase orders which the Licensor hereby grants the Licensee the right to assume all of its right, title and interest therein upon notice given within 30 days of the Effective Date and Licensee agrees to assume all such benefits and obligations so assumed hereunder, in respect of such purchase orders set out in the Schedule 5 attached hereto.

7.2 Product Purchasing - The parties hereto acknowledge and agree that all purchases of Products are to be co-ordinated and ordered through Midland Japan, attention Mr. Mori, and that neither Licensor nor SCLDW will have any responsibility or obligation to accept or deliver any Products which may be ordered by Licensee.



                             ARTICLE 8
                              CLOSING

8.1 Delivery of Licensor Documentation - Licensor shall deliver to SCLDW and the Licensee on the Effective Date:

    (i  Certificate of Status in respect of Licensor;
   (ii) four copies, certified by a senior officer of Licensor, dated as of the Effective Date, of its constating documents and by-laws and of the resolution authorizing the execution, delivery and performance by Licensor of this Agreement;
  (iii) a release and indemnity of the Licensor in favour of SCLDW, in the form of the release attached hereto as Schedule 2; and
   (iv) a favourable opinion of Messrs. Heenan Blaikie, counsel to Licensor, in the form annexed hereto as Schedule 3.


8.2 Delivery of SCLDW Documentation - SCLDW shall deliver to the Licensor and the Licensee on the Effective Date:

   (i) four copies, certified by a senior officer of SCLDW, dated as of the Effective Date of its constating documents and by-laws and of the resolution authorizing the execution, delivery and performance by SCLDW of this Agreement; and
  (ii) a favourable opinion of Messrs. Spitz & Carr, counsel to SCLDW, in the form annexed hereto as Schedule 4.


8.3     Delivery of Licensee's Documentation - The Licensee shall:

   (a) deliver to Messrs. Spitz & Carr, counsel to SCLDW on the Effective Date, a share certificate in respect of the ADC Shares to be held in trust by Spitz & Carr, counsel for SCLDW, that the ADC Shares not be released to SCLDW until 41 days after Effective Date;

   (b)  deliver to the Licensor and SCLDW on the Effective Date:

        (i)  a Certificate of Status in respect of the Licensee;
       (ii) four copies, certified by a senior officer of the Licensee, dated as of the Effective Date, of its constating documents and by-laws and of the resolution authorizing the execution, delivery and performance by the Licensee of this Agreement; and
      (iii) a favourable opinion of Messrs. Brasher & Company, counsel to the Licensee, in the form annexed hereto as Schedule 5.



                             ARTICLE 9
GENERAL

9.1 Assignment - Neither party shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the Licensor. This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. The Licensor hereby consents to the assignment or transfer of this Agreement or any rights or obligations hereunder by the Licensee to American Digital Corporation, a wholly owned subsidiary of the Licensee incorporated under the laws of the Province of Ontario.

9.2 Waiver - No waiver by either party of any default on the part of the other party in performance of any of its obligations hereunder shall be effective unless in writing nor shall it be construed as a waiver of any other or subsequent default.

9.3 Notice - All notices, consents and approvals permitted or required to be given hereunder shall be given in writing and shall be deemed to be sufficiently and duly given if delivered by hand or if sent by prepaid registered mail or transmitted by telecopier, addressed, in the case of the Licensor, to:

        Simmonds Capital Limited
        5255 Yonge Street
        Suite 1050
        Willowdale, Ontario  M2N 6P4
        Attention:     Chief Executive Officer
        Facsimile:     (416) 221-3800

with copy to:
        Heenan Blaikie
        P.O. Box 185, Suite 2600
        South Tower, Royal Bank Plaza
        Toronto, Ontario
        M5J 2J4

        Attention:     W. Fraser McDonald
        Facsimile:     (416) 360-8425

and, if to SCLDW, addressed  as follows:

        SCL Distributors (Western) Ltd.
        8713 - 53 Avenue
        Edmonton, Alberta
        T6E 5E9

        Attention:     Jeff C. Glawicki
        Facsimile:     (403) 463-4030

with copy to:
        Spitz & Carr
        1870 Metropolitan Place
        10303 Jasper Avenue
        Edmonton, Alberta

        Attention:     Glen Kosak
        Facsimile:     (403) 429-7130


and, if to the Licensee, addressed as follows:

        American Digital Communications, Inc.
        3773 Cherry Creek North Drive
        Suite 615
        Denver, Colorado
        80209

        Attention:     Mr. Gene Klawetter
        Facsimile:     (303) 377-9705


with copy to:
        Brasher & Company
        90 Madison Street, Suite 707
        Denver, Colorado
        80209

        Attention:     John Brasher
        Facsimile:     (303) 355-3063

Any notice so given or made shall be deemed to have been given or made and received on the date of delivery or on the third (3rd) business day following the day of mailing of same or on the day of transmission of same by tele-copier, as the case may be. Either party from time to time by notice in writing given pursuant to the terms hereof may change its address for the purpose of this Agreement.

In the event of actual or threatened disruption of postal service in Canada or the United States of America, notice shall not be sent by mail.

9.4 Counterparts - This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one agreement.

        IN WITNESS WHEREOF the parties have duly executed and delivered this Agreement as of the date first written above.

                                 SIMMONDS CAPITAL LIMITED


                                 By: /s/ Brian F. Faughnan
                                         Brian F. Faughnan


                                 SCL DISTRIBUTORS (WESTERN) LTD.


                                 By: /s/ Jeff C. Glawicki
                                         Jeff C. Glawicki


                                 AMERICAN DIGITAL COMMUNICATIONS, INC.

                                 By: /s/ R. Gene Klawetter
                                         R. Gene Klawetter





                         LICENSE AGREEMENT

   THIS AGREEMENT is entered into as of November 1, 1996, by Simmonds Capital Limited, a corporation incorporated pursuant to the laws of the province of Ontario ("Licensor"), and American Digital Communications, Inc., a corpora-tion incorporated pursuant to the laws of the State of Wyoming ("Licensee").

                             RECITALS

A. Licensor acquired a license for the Products from Midland International Corporation ("MIC"), a wholly-owned subsidiary of the Licensor, pursuant to a license agreement dated the date hereof, a copy of which is attached hereto as Schedule 1.

B. Licensor and MIC are distributors of commercial and mobile radio products under the Trademark, as defined.

C. Licensor is the sole and exclusive owner of the License.

D. Licensee is a distributor of communications products.

E. Licensor desires to sell, assign and grant to Licensee a limited exclusive license to use the Trademark and to sell the Products, as hereinafter defined, in the Territory, as hereinafter defined, and Licensee desires to obtain such license, in accordance with the terms and provisions contained in this Agreement.

                             AGREEMENT

   In consideration of the foregoing and the mutual promises and covenants contained in this Agreement, the parties agree as follows:

                            ARTICLE 10
                            DEFINITIONS

10.1 "Affiliate" of a person means an entity which controls, is controlled by or is under common control with such person.

10.2 "Agreement" means this agreement including any recitals or schedules hereto.

10.3 "Confidential Information" means any and all data or information dis-closed by one party to this Agreement to another party to this Agree-ment (a) which either party receives from the other party or of which it becomes aware or with which it comes in contact as a consequence of or in connection with this Agreement or any prior agreement, understand-ing or discussion between the parties or their respective Affiliates;
      (b) which has value to the party disclosing such information and is not generally known by its competitors; and (c) which is considered by the party disclosing such information to be confidential or proprietary, whether or not marked as such. Confidential Information shall include but is not limited to information related to, contained in or consist-ing of trade secrets, commercial secrets, industrial secrets, business contacts, customer lists, supplier lists, ideas, concepts, designs, drawings, specifications, work-in-process, research, developments, methods, processes, know-how, contractual relationships, intellectual property, patent applications, technology, computer software, source codes, object codes, financial condition or performance, plans, stra-tegies, distribution arrangements and other similar information, whether existing prior to or after the date of this Agreement, provided that Confidential Information shall not include information which (i) was disclosed to one party to this Agreement by a source other than another party to this Agreement or its Affiliates or agents without restriction on disclosure and without, to the knowledge of the recipient of the information, any breach of an obligation of confidentiality; (ii) is generally known to the public or in the electronics industry through no fault of the recipient of the information or its Affiliates; (iii) is approved for disclosure by the disclosing party to this Agreement in writing; (iv) is required to be disclosed by operation of law or the requirement of a court or governmental agency; or (v) is indepen-dently developed by a party or its Affiliates without use, directly or indirectly, of any Confidential Information of the other party or its Affiliates.

10.4 "Consumer Products" means consumer wireless products and consumer electronic products consisting of consumer communications equipment, consumer automotive equipment, consumer marine equipment, consumer amateur radio products and consumer audio products and/or video home entertainment equipment, including, but not limited to, citizen band radios, GMRS radios, marine radios, scanners, intercoms, radio record-ers, car radios, itinerant radios, consumer GPS marine products, satellite receivers, video cassette recorders, video cameras, stereo-phonic and high fidelity components and/or systems, compact disc play-ers, laser disc players, cordless telephones, consumer paging products, telephones with video, and other telephones and antennas and other accessories for the foregoing. The definition of Consumer Products specifically excludes cellular telephones, personal communications systems (PCS) telephones, commercial and two-way paging products, commercial wireless satellite antennas, and the land mobile radio ("LMR") and LMR antenna products, and all other electronic or communi-cations equipment for use in the professional and commercial market and antennas and other accessories for the foregoing;

10.5  "License" means the license granted under Article 3 of this Agreement.

10.6 "License Agreement" means that certain license agreement dated October , 1996 between the Licensor and Midland International Corporation, attached hereto as Schedule 1.

10.7  "License Fee" means the non-refundable fee set out in Article 4.

10.8 "Products" means and is expressly limited to land mobile radio products bearing the Trademark manufactured by or for Licensor in the commercial and professional markets. Specifically excluded from the definition of Products are Consumer Products.

10.9  "Territory" means the world, excluding the following countries:

      (i)   the United States of America and its territories and possessions;

      (ii)  Canada;

      (iii) United Kingdom, Ireland, Germany, Holland, Belgium, Luxembourg, France, Spain, Portugal, Malta, Italy, Austria, Switzerland, Greece, Cyprus, Turkey, Norway, Sweden, Finland, Iceland, Denmark;

      (iv ) Cameroon, Nigeria, Oman, Benin, Yemen, Togo, Burkina Faso,
            Senegal, Gambia, Sierra Leone, Liberia, Ivory Coast, Ghana, Gabon, Algeria, Congo, Morocco, Angola, Gibraltar, Namibia, Western Sahara, South Africa, Mauritania, Swaziland, Botswana, Niger, Mozambique, Chad, Sudan, Ethiopia, Zimbabwe, Somalia, Kenya, Malawi, Uganda, Tanzania, Zaire, Central African Republic and Rwanda;

      (v) Iran, Iraq, Untied Arab Emirates, Saudi Arabia, Bahrain, Qatar, Kuwait, Syria, Jordan, Israel, Lebanon, Egypt, Libya;

      (vi) India, Afghanistan, Pakistan, Bangladesh, Burundi, Sri Lanka, Georgia, Turkmenistan, Kazakstan;

      (vii) Guinea Bisseau, Guinea, Equatorial Guinea, Canary Islands, Mali, Madagascar, Mauritius;

      (viii)Anguilla, Antigua and Barbuda, Aruba, Bahamas, Barbados, Belize, Bermuda, Bonaire, British Virgin Islands, Cayman Islands, Cuba, Curacao, Dominica, Dominican Republic, Grenada, Guadeloupe, Guyana, Haiti, Jamaica, Martinique, Montserrat, Netherlands Antilles, Puerto Rico, Saint Lucia, Saint Vincent and the Grenadines, Trinidad and Tobago, Turks and Caicos Island; Belize, Costa Rica, El Salvador, Guatemala, Honduras, Nicaragua, Panama;

10.10 "Trademark" means and is limited to (i) the registered trademark "Midland" in all countries in the Territory and all future registra-tions obtained by Licensor or its Affiliates in the Territory; (ii) all existing and future rights of Licensor and its Affiliates to the name "Midland" in all countries in the Territory in which trademark registration has not been obtained; and (iii) all existing and future logos used in connection therewith, whether or not registered in all countries in the Territory.

                            ARTICLE 11
                           THE TRADEMARK

11.1 Licensee will register the Trademark in Licensor's name and at Licensee's expense in those jurisdictions in the Territory where Licensor reasonably determines registration may be necessary or desirable. Licensee will register or record any other documents or material at Licensee's expense as may be required or desirable in Licensor's reasonable opinion in the Territory in order to safe-guard the Trademark. Should the laws or regulations of the Territory or any jurisdiction in the Territory require that the Products be registered with, or approved by, any governmental or other authority, then Licensee shall take such steps as are reasonably necessary to obtain such approval or registration at its expense, always, however, ensuring that Licensor's rights in and to the Products and the Trade-mark and any other rights are clearly indicated. Licensor shall, at Licensee's expense, cooperate with Licensee in obtaining such approvals or registration. In the event that this Agreement is terminated by Licensor less than five (5) years after the date on which Licensee obtains approvals or registration for the Products in a jurisdiction of the Territory, Licensor shall reimburse Licensee for its reasonable ascertainable expenses in obtaining such approvals or registration. Upon termination of this Agreement, Licensee shall assign to Licensor all rights, title and interest it may have acquired in all such approvals and registrations. Licensee is solely responsible for ensuring that the Products are duly approved and registered in all jurisdictions of the Territory and that its sale and distribution of the Products and use of the Trademark at all times meets all applicable laws and regulations existing at any time in any jurisdiction in the Territory.

11.2 Licensor represents that, without having conducted searches or investi-gations of any kind or reviewed any records, it is not aware of any infringement of the Trademark in the Territory. Licensor does not represent or warrant that Licensor owns the Trademark, that the Trade-mark is valid or enforceable in the Territory or that the Trademark is or will be free of infringement or that it does not infringe on the rights of others, and Licensor shall have no liability to Licensee arising from any attacks or challenges to the validity, ownership or enforceability of the Trademark or any registrations or applications therefor. Licensee shall promptly advise Licensor of any infringe-ment of the Trademark of which it becomes aware during the term of this Agreement. Licensor shall not be required to prosecute any infringement of the Trademark in the Territory. If Licensor undertakes prosecution of infringement, Licensor is entitled to any amounts recovered in such action. Licensee agrees to render reasonable assistance to Licensor in such action. During the term of this Agreement, Licensee may at its cost prosecute any such infringement as Licensor's agent in the Territory with the prior written consent of Licensor, which consent shall not be unreasonably withheld.
      Licensee shall keep Licensor apprised of the progress of any such proceeding. Before Licensee may settle such proceeding, it must obtain consent to the settlement from Licensor, acting reasonably. The parties shall mutually agree, acting reasonably, upon the allocation to each party of any amounts recovered in such proceedings.

11.3 Licensor shall have no responsibility in manufacturing, packaging and exporting the Products to Licensee.

                             ARTICLE 12
                           LICENSE GRANT

12.1 Licensor hereby grants, assigns and transfers to the Licensee all of its right, title and interest in and to the License Agreement, as such right, title and interest is amended pursuant to the terms of this Agreement as at and from the Effective Date. Licensor further grants, assigns and transfers to the Licensee its customer records and the right to acquire the benefits of any existing purchase orders, provid-ing the Licensee also agrees to assume liability for all warranty claims in respect of such purchase orders, arising from and in connection with the License as at and from the Effective Date.

12.2 Licensor and Licensee hereby each confirm that the terms and conditions contained in the License Agreement shall apply as between the Licensor and Licensee as if they were the original parties thereunder, other than to the extent that the License Agreement has been amended hereby.

12.3 Licensee is designated as Licensor's registered user of the Trademark in those countries in the Territory where such registrations are appropriate and Licensee shall co-operate with Licensor in making all applications in connection with such designation as Licensor deems reasonably necessary or desirable. Licensee acknowledges that it is only a licensee of the Trademark and agrees that it shall make no claim of ownership or any other claim to or under the Trademark, apart from its limited ability as a licensee to use the Trademark on the limited category of Products pursuant to this Agreement.

12.4 Licensee may appoint distributors in the Territory provided such distributors comply with all provisions of this Agreement. Licensee shall enter into agreements with such distributors which contain terms in favour of the Licensee which are the same as or more onerous than those under this Agreement. Licensee shall remain fully responsible to Licensor for the conduct of each of its distributors. Licensee agrees to honour any existing distribution agreements until such agreements are legally terminated.

                           ARTICLE 13
                LICENSEE FEE AND BUYING COMMISSION

13.1 In consideration for the License, Licensee shall issue to Licensor on the Effective Date 3,000,000 common shares issued in reliance on Regulation S in the capital stock of the Licensee.


                            ARTICLE 14
                       PROMOTION OF PRODUCTS

14.1 Licensee shall use its best efforts to promote and market the full range of Products and to maximize the distribution and sale of the Products and to protect and promote the reputation and goodwill of the Products, the Trademark and Licensor and the brand perception of the Products.

14.2 Licensee shall comply with all standards for the Products as specified by Licensor from time to time. Licensee shall promptly notify Licensor of any complaints or claims about the Products and shall comply with the procedure specified by Licensor for dealing with such complaints or claims.

14.3 Licensee agrees that all marketing plans relating to the Products in the Territory shall be developed in consultation with Licensor and in accordance with the worldwide marketing policies of Licensor as may be amended from time to time.

14.4 Licensee agrees to purchase from Midland Japan, attention Mr. Mori its requirements for the Products and Licensee agrees and acknowledges that Licensor shall have no responsibility or obligation to accept or deliver any Products to the Licensee hereunder.

                           ARTICLE 15
                       RELEASE AND INDEMNITY

15.1 As additional consideration for the License, Licensee and its respective Affiliates, successors and assigns, hereby unconditionally indemnify, release and hold Licensor and its respective officers, directors, partners, shareholders, employees, Affiliates and assigns (the "Indemnified Parties") harmless from any and all claims, losses and causes of action whatsoever, arising from any understandings, negotiations, representations, relationships or statements, express or implied, involving any of the Indemnified Parties which occurred or existed or which Licensee claims to have occurred or existed prior to the date of this Agreement.

15.2 Licensee shall at all times maintain comprehensive general liability insurance, including product liability coverage, with minimum limits of not less than One Million Dollars ($1,000,000). Licensor shall be a named insured under the insurance. Upon request, Licensee shall provide to Licensor a certificate evidencing such insurance.

                           ARTICLE 16
               ADDITIONAL COVENANTS AND RESTRICTIONS

16.1 During the term of this Agreement, without the written consent of Licensor, Licensee shall not and shall not cause or permit any of its agents, Affiliates or distributors to (a) sell any Products under the Trademark outside of the Territory, or (b) knowingly sell any Products under the Trademark in the Territory for resale outside of such Territory.

16.2 Licensee may use the Trademark in the sale, display, promotion and servicing of Products, but only in accordance with this Agreement and only to the extent the Products are associated with the Trademark. Licensee may not use or attempt to register on its own behalf the Trademark, the term "Midland" or any logos associated therewith or any similar term or logo as part of any mark, name, trade style or business or corporate names of Licensee or in connection with the sale, display, servicing or promotion of any products other than the Products except in accordance with this Agreement. No other use may be made of the Trademark without Licensor's prior written consent. Licensor reserves the right, acting reasonably, to review and approve all uses of the Trademark by Licensee on Products or in Licensee's promotional material or otherwise prior to the introduction of such use, such approval not to be unreasonably withheld; provided, that approval will be deemed to have been given if Licensor does not object in writing to Licensee's proposed use within 10 business days after receipt of such materials for review. The Trademark is the exclusive property of Licensor and all rights to all goodwill developed with respect to the Trademark or any derivation thereof shall accrue solely to the benefit of Licensor. Licensee shall not at any time, during the term of this Agreement or thereafter, do or cause to be done any thing, directly or indirectly, which may affect the distinctiveness, validity, ownership or enforceability of the Trademark.

16.3 At the request of Licensor, Licensee shall affix to all Products and display in a reasonable manner in all promotional literature and materials the following legend or such other legend as Licensor may prescribe from time to time:

      "Midland" is a registered trademark of Simmonds Capital Limited, Toronto, Ontario, Canada, used under license.

16.4 Licensor shall have no liability for any product warranties extended by Licensee or its suppliers. Licensee shall indemnify and hold Licensor and its officers, directors, employees, shareholders, Affiliates and assigns harmless from all claims, demands, damages, costs, liabilities, actions and causes of action arising from any breach of warranty by Licensee or its suppliers or any failure of or defect in any Products sold or distributed by Licensee.

16.5 Licensor shall have no responsibility, obligation or liability to accept or deliver any Products which Licensee may order pursuant to this Agreement, and Licensee further acknowledges and agrees that all purchases of Products are to be co-ordinated through Midland Japan, attention Mr. Mori.

16.6 Licensee shall conduct its business in compliance with applicable laws and regulations. Licensee may use the Trademark only in connection with the distribution and sale of Products of standard commercial quality when put to their intended use. Licensor shall have the right to conduct an annual inspection of the operations and facilities of Licensee and its supplier and distributors to ensure compliance with the covenants contained in this Section 7.6.

16.7 Licensee shall assume responsibility for compliance with all applicable laws and regulations, including but not limited to customs laws and regulations, in connection with the importation, distribution and sale of Products bearing the Trademark.

                             ARTICLE 17
                          CONFIDENTIALITY

17.1 The parties acknowledge that they may receive or come into contact with Confidential Information in connection with this Agreement or prior dealings between the parties or their Affiliates. A party receiving Confidential Information (the "Recipient") shall not disclose to others or use for any purpose any Confidential Information of the other party without the written consent of the party disclosing the Confidential Information (the "Discloser"). The Recipient shall use the same care and discretion, but in no event less than reasonable care and discre-tion, to prevent unauthorized use or disclosure of Confidential Information as its employs with similar information of its own. The covenants of confidentiality herein contained will apply after the date of this Agreement to any Confidential Information, whether disclosed prior to or after such date.

17.2  The parties acknowledge that any breach by them of the provisions of
      Section 8.1 could cause irreparable injury to the Discloser which would not be fully compensable in damage. Accordingly, the Discloser shall be entitled to obtain junctive relief from a court of competent jurisdiction against any breach or threatened breach by the Recipient of such provisions, without the necessity of posting bond or proving lack of an adequate remedy at law.

                            ARTICLE 18
                            ARBITRATION

18.1 Unless either party elects to bring an action for injunctive relief under Article 8, any dispute, controversy or claim arising out of or relating to this Agreement or any breach hereof shall be resolved by arbitration in accordance with the then existing Rules of Conciliation and Arbitration of the International Chamber of Commerce, as modified hereby.

18.2 Unless otherwise agreed by the parties, the arbitration panel shall consist of three arbitrators, one to be appointed by Licensor and one to be appointed by Licensee, with the third to be appointed by the two arbitrators appointed by Licensor and Licensee. If either of the parties fails to appoint an arbitrator within 30 days after receipt of notice of the appointment by the other of its arbitrator, or if the two arbitrators fail to appoint a third, then the International Chamber of Commerce will have the power, at the request of either party, to make the appointment(s) which has not been made as contemplated above.

18.3 The arbitrator shall not have the power of amiables compositeurs. Unless the parties otherwise agree the arbitration shall take place in Toronto, Ontario, Canada. Both parties shall be entitled to representa-tion by counsel, to appear and present oral and written evidence and argument, to compel the testimony of witnesses and the production of documents, to obtain a written list of the other party's witnesses and documents prior to the hearing, and to examine and cross-examine witnesses. The substantive law governing this Agreement shall also govern the arbitration proceeding. The arbitration proceedings, all pleadings and evidence therein, and the arbitral award shall be in the English language, with any translation into another language to be at the expense of Licensee. The arbitral award shall be in writing and shall explain the reasons for the award. The arbitral award shall be final and binding on the parties. The expense of arbitration shall be shared equally by the parties unless otherwise decided by the arbitra-tors.

18.4 Each party agrees that final judgment on an arbitral award rendered against it in any action or proceeding relating to this Agreement shall be conclusive and may be enforced, to the extent permitted by applic-able law, in any jurisdiction within or without the Territory by suit on the judgment, a certified copy of which shall be conclusive evidence thereof, or by such other means provided by applicable law.

                           ARTICLE 19
                       TERM AND TERMINATION

19.1 Unless terminated in accordance with this Article 10 or other provisions under this Agreement, this Agreement shall be for a term commencing on the date hereof and continuing indefinitely.

19.2 This Agreement may be terminated at any time by Licensee by giving 30 days written notice to Licensor.

19.3 Without prejudice to any rights of action or any claims for damage or rights accrued at the date of termination, Licensor may terminate this
      Agreement:

   (a) in the event of a breach of any term of this Agreement by Licensee, provided that Licensee retains the right to cure any such breach not later than thirty (30) days following notice of the breach given to Licensee;

   (b) immediately in the event Licensee takes steps to enter into liquida-tion or becomes insolvent, bankrupt or enters into a deed of arrange-ment for the benefit of its creditors or commits any equivalent act or thing under any applicable law, or if a receiver is appointed for its assets or business.

19.4 Upon any termination of this Agreement by the parties or by Licensee or by operation of law, the Licensee and all rights of Licensee to use the Trademark shall immediately terminate, and Licensee shall imme-diately discontinue all use of the Trademark, except as necessary in the reasonable judgment of Licensor to enable Licensee to dispose of any then existing inventories of Licensee which display the Trademark. Licensor shall not be liable to Licensee or any Affiliate for any damage, loss or expense reimbursement or any refund of all or part of the License Fee arising from any termination of this Agreement. All payments due under this Agreement immediately become payable to Licensor.

                            ARTICLE 20
                           MISCELLANEOUS

20.1 Nothing in this Agreement shall be construed to deem Licensor and Licensee partners, joint ventures, principal and agent or vendor and distributor, or create any relationship other than licensor-licensee. Licensee is not a distributor, representative or agent of Licensor, and neither party shall have the right to contract for or to bind the other in any way.

20.2 Each party consents to service of process upon it in any proceeding brought pursuant to the terms hereof by mailing copies of any notice or pleadings by registered mail, return receipt requested, to it at its address set forth in Section 11.4. The foregoing shall not limit the right of either party to serve process in any other manner permitted by applicable law and shall not limit the ability of either party to bring any proceeding or to obtain execution of any judgment rendered in any such proceeding in any other jurisdiction in which the other party or any of its property or assets may be found.

20.3 This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

20.4 Any notice required or permitted hereunder shall be in writing and may be hand delivered or sent by commercial overnight courier, registered or certified mail or facsimile transmission:

20.5

(a)          to Licensor:

        Simmonds Capital Limited
        Suite 1050
        5255 Yonge Street
        Willowdale, Ontario
        M2N 6P4

        Attention:     Chief Executive Officer
        Facsimile:     (416) 221-3800

(b)          with a copy to:

        Heenan Blaikie
        Barristers & Solicitors
        Suite 2600
        Royal Bank Plaza, South Tower
        Toronto, Ontario
        M5J 2J4

        Attention:     W. Fraser McDonald
        Facsimile:     (416) 360-8425

(c)          to Licensee:

        American Digital Communications, Inc.
        3773 Cherry Creek North Drive
        Suite 615
        Denver, Colorado   80209

        Attention:     Mr. Gene Klawetter
        Facsimile:     (303) 377-9705

(d)          with a copy to:

        Brasher & Company
        Attorneys and Counselors at Law
        90 Madison Street
        Suite 707
        Denver, Colorado  80206

        Attention:     Mr. John Brasher
        Facsimile:     (303) 355-3063

or to such other address or facsimile number as either party may notify the other in writing in accordance with this Section 11.4.

20.6 This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which, taken together, shall constitute one and the same instrument. A facsimile signature of this Agreement shall be valid if followed by a signed hard copy.

20.7 This constitutes the entire agreement of the parties with regard to the subject matter hereof, and may not be modified, altered or amended except in writing and signed by all parties hereto. Any prior agree-ment and any other agreement, arrangement and understanding between the parties or their Affiliates, written or oral, express or implied, are hereby terminated.

20.8 (a) This Agreement shall be binding on and enure to the benefit of the parties hereto. Licensor may assign this Agreement or any rights hereunder to any successor owner or assignee of the Trademark by giving written notice to Licensee.

      (b) Licensee may not assign this Agreement or grant a sublicense of all or any of its rights except with the prior written consent of Licensor and then only to a party which undertakes in a written instrument reasonably acceptable to Licensor to abide by and agree to perform all covenants, obligations and restrictions of and upon Licensee under this Agreement. The parties hereto speci-fically consent to the assignment of this Agreement or any right or entitlement under this Agreement to American Digital Corpora-tion, a wholly owned subsidiary of the Licensee incorporated under the laws of the Province of Ontario, provided that it complies with the terms and provisions contained in this section.

20.9 If any provision of this Agreement is determined by an arbitrator or a court of competent jurisdiction to violate any applicable law or public policy, such provision shall be severed herefrom, provided such sever-ance may be effected in such a way as not to destroy the essential meaning and intent of this Agreement, and the remaining provisions hereof shall remain in full force and effect.

20.10 All dollar amounts in this Agreement are in currency of the United States of America.

20.11 This Agreement may be executed in one or more counterparts, which can include facsimile counterparts, each of which when so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date set forth above.

                      SIMMONDS CAPITAL LIMITED


                      By: /s/ Brian F. Faughnan
                              Brian F. Faughnan




                      AMERICAN DIGITAL COMMUNICATIONS, INC.


                      By: /s/ R. Gene Klawetter
                              R. Gene Klawetter





                        GRID PROMISSORY NOTE

Date:     November 1, 1996               Maturity Date:     November 1, 1999

To or to the order of:

               Simmonds Capital Limited
               5255 Yonge Street, Suite 1050
               Willowdale, Ontario
               M2N 6P4

               (the "Lender")

   For Value Received, the undersigned (the "Borrower") promises to pay on the Maturity Date to or to the order of the Lender at the office of the Lender specified above, the principal amount specified below ("Principal") together with interest at the rate specified below ("Interest") on the amount of Principal from time to time outstanding. All payments received under this promissory note (the "Note") shall be applied first to the payment of Interest, and second to the payment of Principal.

          This Note is a negotiable instrument.

          The following are the terms and condition of the Note:

(a)  Principal

          (a)       The Principal amount under this Note is an amount not to
                     exceed at, any one time, one million United States dollars (US $1,000,000).
          (b)       Advances of Principal may be made, repaid and redrawn
                     under this Note in full or in tranches, as such advances are tied to the purchase of Inventory by the Borrower from the Lender.
          (c)       The liability of the Borrower and of any guarantor of the
                     Borrower ("Guarantor") or endorser in respect of Princi-pal shall not exceed the aggregate of advances of Prin-cipal less the aggregate amount of Principal repaid.
          (d)       Advances shall be deemed conclusively to have been made
                     to and for the benefit of the Borrower when, (i) credi-ted to the account of the Borrower with the Lender pursuant to a delivery of Inventory; or (ii) made in accordance with the instructions of the Borrower.
          (e)       All advances and repayments of Principal under this Note
                     shall be evidenced by endorsement upon the grid attached to this Note as Schedule A (the "Grid").
          (f)       The Lender and its employees and agents are authorized to
                     endorse on the Grid, including any continuation Grid that may be attached to this Note, the date and amount of each advance and each payment of Principal, together with the unpaid balance of the Principal, and each such endorsement shall be prima facie evidence of the amounts so advanced and repaid and the balance of Principal outstanding under this Note.


(b)  Payment

     The Principal and Interest payable under this Note shall be payable in one instalment at maturity. The Principal outstanding on this Note may be repaid in whole or in part at any time without notice, penalty or bonus, at the sole option of the Borrower, except that the Borrower agrees that it will prepay against the Principal of this Note any proceeds it receives from or for the sale of any of the Products which were included in the Inventory and each such prepayment is to be made within 60 days of the date of the sale of each such Product.



(c)  Interest Rate

     Interest shall be payable upon the amounts advanced under this Note at a fixed rate of interest of eight percent (8%) per annum, that interest being calculated in advance and compounded monthly and payable before and after maturity or default and judgement on the amount outstanding from day to day.

(d)  Default

     The following are acts or events of default:

     (i)       the failure to pay or perform any obligations, liabilities or indebtedness owed by the Borrower to the Lender, whether under this Note or under another present of future agreement, note or instrument as and when due (whether due by maturity or by acceleration);
     (ii)      the insolvency of the Borrower or the appointment of a recei-
                ver, manager, trustee, liquidator, for any of the property of the Borrower or an assignment for the benefit of the Bor-rower's creditors;
     (iii)     the institution of a proceeding in bankruptcy against the
                Borrower, whether voluntarily or involuntarily, or the institution of proceedings by a Borrower to obtain relief against their respective creditors;
     (iv)      The Lender determining that any representation or warranty made by the Borrower to the Lender is, or was, untrue or materially misleading;
     (v)       any default described in any security or other agreement
                relating to this Note;
     (vi)      in the event of a default, the Borrower and endorser of this
                Note (the Borrower or endorser of this Note are hereinafter collectively referred to as the "Obligors") shall pay all costs incurred by the Lender in enforcing and collecting upon this Note, guarantor and including legal costs on a solicitor and client basis.

(e)  Presentment, etc.

     The Obligors hereby waive presentment, demand, notice of dishonour, notice of protest, notice of non-payment and any other notice required by law to be given to any Obligor on this Note in connection with the delivery, acceptance, performance, default or enforcement of this Note and consent to,

     (i) any delays, extensions, renewals or other modifications of this Note;
     (ii)     any waivers of any term or condition of this Note; and
     (iii) the release of any of the Obligors under this Note or of any security given by any Obligor in respect of that Obligor's obligations under this Note, by the Lender or any other person, and the Obligors severally agree that no such action or failure to act by the Lender or any other person shall affect or impair the obligations of any of the Obligors, or be construed as being a waiver by the Lender or that other person of its rights under the Note.

(f)  Usury Laws

     Where the rate of interest payable under this Note is found by a competent court of law, governmental agency or other tribunal to exceed the maximum rate of interest permitted by the laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority, then during the time that the rate of interest would exceed the permissible limit, that portion of each interest payment attribut-able to the portion of the interest rate that exceeds the permissible limit shall be deemed to be a voluntary prepayment of principal.

(g)  Proper Law

     This Note shall be interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and every holder and Obligor hereby irrevocably attorns to the jurisdiction of the courts of Ontario.

(h)  Security

     This Note constitutes an obligation (the "Obligation") of the Borrower in connection with the satisfaction of a portion of the purchase price for the Inventory. As security for the Obligation the undersigned agrees to execute and deliver to the Lender contemporaneously with the execution and delivery of this Note a general security agreement (the "GSA"), in the form attached hereto as Schedule B. The Lender agrees to subordinate its security interest under the GSA to the principal bank lender of the Borrower.

(i)  Assignability

     The Lender may not assign its rights in the Note, except to an affiliated party to the Lender, without the prior written consent of the Borrower, which consent shall not be unreasonably withheld.

(j)  Interpretation

In this Note,

     (i)     "Maturity Date" means November 1, 1999;
     (ii) all dollar amounts referred to in this Note are in lawful money of the United States of America;
     (iii) "Asset Purchase Agreement" means an asset purchase agreement entered into by inter alia the Lender and the Borrower dated as of November 1, 1996, a copy of which is attached hereto as Schedule C;
     (iv) the terms "Inventory" and "Products" shall have the meanings attributed to such terms under the Asset Purchase Agreement;
     (v) "person" shall have the meaning attributed to such term in the Asset Purchase Agreement;
     (vi) a word importing the masculine, feminine or neuter gender only, includes members of the other genders;
     (vii) a word defined in or importing the singular number has the same meaning when used in the plural number, and vice versa;
     (viii) the headings to each section are inserted for convenience of reference only and do not form part of the Note;
     (ix) all reference to the Lender shall be deemed to include the successors and assigns of the Lender and any holder of the Note; and
     (x) all references to the Borrower shall be deemed to include a reference to its heirs, legatees, trustees, executors, administrators, successors and assigns and to every Guarantor, endorser and acceptor of the Note.



                       Signed as of the date first above written

                       In the presence of




                       AMERICAN DIGITAL COMMUNICATIONS, INC.



                       Per:  /s/ R. Gene Klawetter
                                 R. Gene Klawetter





       ACKNOWLEDGEMENT AND AGREEMENT BY LENDER IN FAVOUR OF BORROWER

     For good and valuable consideration (receipt and sufficiency of which are hereby acknowledged), the Lender hereby acknowledges and agrees as follows:

1. that the security interest granted to the Lender pursuant to the attached Note shall at all times rank subsequent and subordinate to that of the secured creditor of the Borrower specified in Section 7 of the Notes;

2. the Lender hereby covenants and agrees that at any time and from time to time after the date hereof it will, upon the request of the Borrower or its secured creditor, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, agreements, writing, registrations, instruments, financing state-ments and assurances as may be required for the better carrying out and performance of all the terms of this acknowledgement and agreement; and

3. for greater certainty, the Lender agrees to sign any step backs, subordinations or comfort letters required by the Borrower or its secured creditor in order to give effect to this acknowledgement and agreement.

DATED as of  the          day of November, 1996


          SIMMONDS CAPITAL LIMITED


          Per:____________________________


                               Schedule A
                   Advances and Repayment of Principal

_____________________________________________________________________________
  DATE  |  AMOUNT   |   AMOUNT OF  |    UNPAID   |   RECORDED    |  INITIALS
        |    OF     |   REPAYMENT  |   BALANCE   |               |
        |  ADVANCE  |              |             |               |
________|___________|______________|_____________|_______________|___________
Nov. 1, |   $0.00   |     $0.00    |    $0.00    |    R. Gene    |
1996    |           |              |             |   Klawetter   |
________|___________|______________|_____________|_______________|___________






                      GENERAL SECURITY AGREEMENT


          THIS AGREEMENT is made the 13th day of November, 1996 .



BY: American Digital Communications, Inc., a corporation incorporated under the laws of the State of Wyoming and having its chief executive office at 3733 Cherry Creek North Drive, Suite 615 Denver, Colorado 80209

               (the "Debtor")


IN FAVOUR OF:  Simmonds Capital Limited
               5255 Yonge Street, Suite 1050
               Willowdale, Ontario  M2N 6P4

               (the "Lender")


   In consideration of the sum of $1.00 and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Debtor agrees with the Lender as follows:


                             1.  INTERPRETATION

1.1  Definitions - In this Agreement:

     "Accessions" has the meaning attributed to such term in the PPSA as in force on the date hereof;

     "Account" has the meaning attributed to such term in the PPSA as in force on the date hereof;

     "this Agreement", "hereto", "herein", "hereof", "hereby", "hereunder" and any similar expressions refer to this Agreement and the Schedules hereto as they may be amended or supplemented from time to time, and not to any particular section or other portion thereof;

     "Business Day" means any day, other than Saturday, Sunday or any statutory holiday in the Province of Ontario;

     "Chattel Paper" has the meaning attributed to such term in the PPSA as in force on the date hereof;

     "Collateral" means all of the undertaking, property and assets of the Debtor subject to, or intended to be subject to, the Security Interest, and any reference to "Collateral" shall be deemed to be a reference to "Collateral or any part thereof" except where otherwise specifically provided;

     "Document of Title" has the meaning attributed to such term in the PPSA as in force on the date hereof;

     "Equipment" has the meaning attributed to such term in the PPSA as in force on the date hereof;

     "Event of Default" has the meaning attributed to such term in section 8;

     "Goods" has the meaning attributed to such term in the PPSA as in force on the date hereof;

     "Instrument" has the meaning attributed to such term in the PPSA as in force on the date hereof;

     "Intangible" has the meaning attributed to such term in the PPSA as in force on the date hereof;

     "Inventory" has the meaning attributed to such term in the PPSA as in force on the date hereof;

     "Lien" means any mortgage, pledge, charge, assignment, security interest, hypothec, lien or other encumbrance, including, without limitation, any agreement to give any of the foregoing, or any conditional sale or other title retention agreement;

     "Money" has the meaning attributed to such term in the PPSA as in force on the date hereof;

     "Obligations" means all of the obligations, liabilities and indebtedness of the Debtor to the Lender from time to time, whether present or future, absolute or contingent, liquidated or unliquidated, as princi-pal or as surety, alone or with others of whatsoever nature or kind, in any currency or otherwise under or in respect of agreements or dealings between the Debtor and the Lender or agreements or dealings between the Lender and any Person by which the Lender may be or become in any manner whatsoever a creditor of the Debtor;

     "Permitted Liens" means Liens to which the Lender has agreed in writing;

     "Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;

     "PPSA" means the Personal Property Security Act (Ontario) as amended from time to time and any Act substituted therefor and amendments thereto;

     "Proceeds" has the meaning attributed to such term in the PPSA as in force on the date hereof;

     "Receiver" means any of a receiver, manager, receiver-manager and receiver and manager;

     "Security" has the meaning attributed to such term in the PPSA as in force on the date hereof; and

     "Security Interest" has the meaning attributed to such term in section
      2.1.


1.2 Currency - Except where otherwise expressly provided, all amounts in this Agreement are stated and shall be paid in Canadian currency.


1.3 Gender and Number - In this Agreement, unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.4 Invalidity of Provisions - Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof.

1.5 Amendment, Waiver - No amendment or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.


1.6 Governing Law, Attornment - This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the Debtor hereby irrevocably attorns to the jurisdiction of the courts of Ontario.


                          2.  SECURITY INTEREST

2.1  Creation of Security Interest -      Subject to sections 2.2 and 2.3
     hereof, the Debtor hereby grants to the Lender, by way of security interest, mortgage, pledge, charge, assignment and hypothec a security interest (the "Security Interest") in the undertaking of the Debtor and in:

  (a) all Goods (including without limitation all parts, accessories, attach-ments, additions and Accessions thereto) whether or not such Goods are now or hereafter become fixtures, all Accounts, all Chattel Paper, all Documents of Title (whether negotiable or not), all Equipment, all Instruments, all Intangibles, all Money and all Securities, and all other personal property, if any, in each case now owned or hereafter acquired by or on behalf of the Debtor or in respect of which the Debtor now or hereafter has any right, title or interest (including, without limitation, such as may be returned to or repossessed by the Debtor) and including, without limitation, all contracts, licenses, computer software, warranties, ownership certificates, manuals, publications, books, statements of account, bills, invoices, letters and other documents or records in any form evidencing or relating to any of the foregoing property and including without limitation the property described in Schedule "A" hereto;

  (b) all renewals of, accretions to and substitutions for any of the property described in clause 2.1(a); and

  (c) all Proceeds (including Proceeds of Proceeds) of any of the property described in clauses 2.1(a) and 2.1(b).

2.2 Exception for Last Day of Leases - The Security Interest granted hereby does not and shall not extend to, and the Collateral shall not include, the last day of the term of any lease or sub-lease, oral or written, or any agreement therefor, now held or hereafter acquired by the Debtor, but upon the sale of the leasehold interest or any part thereof the Debtor shall stand possessed of such last day in trust to assign the same as the Lender shall direct.

2.3 Exception for Contractual Rights - The Security Interest granted hereby does not and shall not extend to, and the Collateral shall not include, any agreement, right, franchise, license or permit (the "contractual rights") to which the Debtor is a party or of which the Debtor has the benefit, to the extent that the creation of the Security Interest therein would constitute a breach of the terms of or permit any Person to terminate the contractual rights, but the Debtor shall hold its interest therein in trust for the Lender and shall assign such contractual rights to the Lender forthwith upon obtaining the consent of the other party thereto. The Debtor agrees that it shall, upon the request of the Lender, use all commercially reasonable efforts to obtain any consent required to permit any contractual rights to be subjected to the Security Interest.

2.4 Attachment - The attachment of the Security Interest has not been postponed and the Security Interest shall attach to any particular Collateral as soon as the Debtor has rights in such Collateral.

                          3.  OBLIGATIONS SECURED

3.1 Obligations Secured - The Security Interest granted hereby secures payment, performance and satisfaction of the Obligations.

                     4.  REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties - The Debtor represents and warrants, and so long as this Agreement remains in effect shall be deemed continuously to represent and warrant, that:

     (a) it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has the corporate power and capacity to own its properties and assets and to carry on its business as presently carried on by it;

     (b) it has the corporate power and capacity to enter into this Agreement and to do all acts and things as are required or contemplated here-under to be done, observed and performed by it;

     (c) it has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

     (d) there is no unanimous shareholder agreement which restricts, in whole or in part, the powers of the directors of the Debtor to manage or supervise the business and affairs of the Debtor;

     (e) the entering into of this Agreement and the performance by the Debtor of its obligations hereunder does not and will not contra-vene, breach or result in any default under the articles, by-laws, constating documents or other organizational documents of the Debtor or under any mortgage, lease, agreement or other legally binding instrument, license, permit or law to which the Debtor is a party or by which the Debtor or any of its properties or assets may be bound and will not result in or permit the acceleration of the maturity of any indebtedness, liability or obligation of the Debtor under any mortgage, lease, agreement or other legally binding instrument of or affecting the Debtor;

     (f) no authorization, consent or approval of, or filing with or notice to, any Person is required in connection with the execution, delivery or performance of this Agreement by the Debtor;

     (g) except as disclosed in writing to the Lender, there is no court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal, or criminal); arbitration or other dispute settle-ment procedure; investigation or enquiry by any government body; or any similar matter or proceeding (collectively "proceedings") against or involving the Debtor (whether in progress or threatened) which, if determined adversely to the Debtor, would adversely affect its business, property, financial condition or prospects or its ability to perform any of the provisions of this Agreement; no event has occurred which might give rise to any proceedings and there is no judgment, decree, injunction, rule, award or order of any governmental body outstanding against the Debtor which has or may have an adverse effect on its business, property, financial condition or prospects;

     (h) the Debtor does not have or use a French form of name or a combined English and French form of name;

     (i) the Debtor owns the Collateral free of all Liens, except for Permitted Liens;

     (j) each Account, Chattel Paper and Instrument constituting the Collateral is enforceable in accordance with its terms against the Person obligated to pay the same, and the amount represented by the Debtor to the Lender from time to time as owing by each such Person or by all such Persons will be the correct amount actually and unconditionally owing by such Person or Persons, except for normal cash discounts where applicable, and no such Person will have any defence, set-off, claim or counterclaim against the Debtor which can be asserted against the Lender, whether in any proceeding to enforce the Collateral or otherwise; and

     (k) the locations specified in Schedule "B" to this Agreement as to business operations and records are accurate and complete and, with respect to Goods (including Inventory) constituting the Collateral, the locations specified in Schedule "B" are accurate and complete except for Goods in transit to such locations and Inventory on lease or consignment; and all fixtures or Goods about to become fixtures which forms part of the Collateral will be situate at one of such locations.


                     5.  AGREEMENTS OF THE DEBTOR

5.1   General Agreements - The Debtor agrees that:

     (a) it shall pay or satisfy all Obligations upon demand and when due, as applicable;

     (b) it shall carry on and conduct its business in a proper and efficient manner and so as to protect and preserve the Collateral and shall keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for its business and accurate and complete records concerning the Collateral, and shall mark any and all such records and the Collateral at the Lender's request so as to indicate the existence of the Security Interest;

     (c) it shall keep the Collateral in good order and repair and shall not use the Collateral in violation of the provisions of this Agreement or any other agreement between the Debtor and the Lender relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, by-law, rule, regulation or ordinance;

     (d) it shall not locate any of the Collateral at any location not set out in Schedule "B" without the Lender's prior written consent;

     (e) it shall prevent any of the Collateral, except Inventory sold or leased as permitted hereby, from being or becoming an Accession to property not covered by this Agreement;

     (f) it shall pay all taxes, rates, levies, assessments and other charges of every kind which may be lawfully levied, assessed or imposed against or in respect of it or the Collateral as and when the same become due and payable;

     (g) it shall insure the Collateral for such periods, in such amounts, on such terms and against loss or damage by fire and such other risks as the Lender shall reasonably direct, with loss payable to the Lender, and shall pay all premiums therefor;


     (h) it shall notify the Lender promptly of:

          (i) any change in the information contained in this Agreement or in any schedules hereto relating to it, its business or the Collateral;

          (ii) the details of any significant acquisition of the Collateral;

          (iii) the details of any claims or litigation affecting it or the Collateral;

          (iv)    any loss of or damage to the Collateral;

          (v) any default by any Person in payment or other performance of its obligations with respect to the Collateral; and

          (vi)    the return to or repossession by it of the Collateral;

     (i) it shall deliver to the Lender from time to time promptly upon request:

          (i) any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to the Collateral;

          (ii) all statements of accounts, bills, invoices and books of account relating to Accounts and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same;

          (iii) all financial statements prepared by or for it regarding its business;

          (iv) all policies and certificates of insurance relating to the Collateral; and

          (v) such information concerning the Collateral, the Debtor and its business and affairs as the Lender may reasonably request;

     (j) it shall obtain, at the request of the Lender, a written agreement from each of its landlords in favour of the Lender and in form and substance satisfactory to the Lender, whereby such landlord acknowledges the Security Interest and the right of the Lender to enforce the Security Interest in priority to any claim of such landlord;

     (k) it shall not change its name without giving prior written notice to the Lender of the new name and the date upon which such change of name is to take effect; and

     (l) it shall, at its own expense, do, execute, acknowledge and deliver such financing statements and further assignments, transfers, documents, acts, matters and things (including further schedules to this Agreement) as may be reasonably requested by the Lender or with respect to the Collateral in order to give effect to this Agreement.


5.2  Restrictions on Dealings with the Collateral - Except as provided in section 5.3, the Debtor agrees that it shall not, without the prior consent in writing of the Lender:

     (a) sell, assign, transfer, exchange, lease, consign or otherwise dispose of any of the Collateral;

     (b) move or transfer the Collateral from its present location; or

     (c) create, assume or suffer to exist any Lien upon the Collateral, other than Permitted Liens.

5.3 Permitted Dealings with the Collateral - The Debtor may at any time, without the consent of the Lender:

     (a) sell, assign, transfer, exchange, lease, consign or otherwise dispose of Inventory in the ordinary course of its business; and

     (b) sell or otherwise dispose of such part of its Equipment which is no longer necessary or useful in connection with its business or which has become worn out or obsolete or unsuitable for the purpose for which it was intended.


                               6.  SECURITIES

6.1  Securities

     (a) If the Collateral at any time includes Securities, the Debtor authorizes the Lender to transfer the same or any part thereof into its own name or that of its nominee so that the Lender or its nominee may appear as the sole owner of record thereof; provided that, until the occurrence of an Event of Default, the Lender shall deliver promptly to the Debtor all notices or other communications received by the Lender or its nominee as such registered owner;

     (b) The Lender may, but shall not be obligated to, vote and exercise all rights of conversion or retraction or other similar rights with respect to any Securities constituting the Collateral and the Lender shall be entitled to receive all dividends (whether paid or distributed in cash, securities or other property) and interest declared and paid or distributed in respect of Securities constituting the Collateral; and

     (c) The Debtor recognizes that the Lender may be unable to effect a public sale of any or all of the Securities constituting the Collateral by reason of certain prohibitions contained in applicable securities laws or otherwise, and accordingly, may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Securities for their own account for investment and not with a view to the distribution or resale thereof. The Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favourable than if such sale were a public sale, and notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by reason of its being a private sale. The Lender shall be under no obligation to delay a sale of any Securities constituting the Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under applicable securities laws, or otherwise, even if the issuer would agree to do so.

                         7.  COLLECTION OF DEBTS

7.1 Collection of Debts - Before or after the occurrence of an Event of Default, the Lender may give notice of the Security Interest to any Person obligated to pay any debt or liability constituting the Collateral and may also direct such Person to make all payments on account of any such debt or liability to the Lender. The Debtor acknowledges that any payments received by the Debtor from such Persons, whether before or after the occurrence of an Event of Default, shall be received and held by the Debtor in trust for the Lender and shall be turned over to the Lender upon request.

                         8.  EVENTS OF DEFAULT

8.1 Events of Default - The occurrence of any of the following events shall constitute an Event of Default:

     (a) default by the Debtor in payment when due of any of the Obligations which require the payment of money to the Lender;

     (b) default by the Debtor in the performance or observance of any covenant, condition or obligation contained in any agreement to which it and the Lender are party that does not require the payment of money by the Debtor to the Lender unless such default is remedied within five (5) Business Days after notice thereof by the Lender to the Debtor;

     (c) any representation or warranty made by the Debtor herein or in any officers' certificate or other document delivered to the Lender pursuant hereto or in connection with any agreement to which the Lender and the Debtor are party is found to be false or incorrect in any way so as to make it misleading when made or deemed to have been made;

     (d) default by the Debtor in the performance or observance of any covenant, condition or obligation contained in any agreement between the Debtor and any Person, where such default gives rise to a right to enforce security against the Debtor;

     (e) the Debtor fails to pay to any Person any material indebtedness (other than the Obligations) when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise) and such failure continues after any applicable grace period;

     (f) the Debtor admits its inability to pay its debts generally as they become due or otherwise acknowledges its insolvency;

     (g) the Debtor institutes any proceeding or takes any corporate action or executes any agreement to authorize its participation in or commencement of any proceeding:

          (i)  seeking to adjudicate it a bankrupt or insolvent; or

          (ii) seeking liquidation, dissolution, winding up, reorganization, arrangement, protection, relief or composition of it or any of its property or debt or making a proposal with respect to it under any law relating to bankruptcy, insolvency, reorganiza-tion or compromise of debts or other similar laws (including, without limitation, any application under the Companies' Creditors Arrangement Act (Canada) or any reorganization, arrangement or compromise of debt under the laws of its jurisdiction of incorporation);

     (h) any proceeding is commenced against or affecting the Debtor:

          (i)   seeking to adjudicate it a bankrupt or insolvent;

          (ii) seeking liquidation, dissolution, winding up, reorganization, arrangement, protection, relief or composition of it or any of its property or debt or making a proposal with respect to it under any law relating to bankruptcy, insolvency, reorganiza-tion or compromise of debts or other similar laws (including, without limitation, any reorganization, arrangement or compromise of debt under the laws of its jurisdiction of incorporation); or

          (iii) seeking appointment of a receiver, trustee, agent, custodian or other similar official for it or for any substantial part of its properties and assets, including the Collateral or any part thereof;

     (i) any creditor of the Debtor, or any other Person, shall privately appoint a receiver, trustee or similar official for any part of the properties and assets of the Debtor including the Collateral or any part thereof;

     (j) if any execution, distress or other enforcement process, whether by court order or otherwise, becomes enforceable against any property of the Debtor;

     (k) if any event or proceeding is taken with respect to any part of the Collateral in any jurisdiction outside Canada which has an effect equivalent or similar to any of the events described in sections 8.1,
         (g) 8.1(h), 8.1(i), 8.1(j);

     (l) if, in the sole opinion of the Lender, any of the Security is in jeopardy, or, if any adverse change occurs in the financial condition or prospects of the Debtor which, in the sole opinion of the Lender, is likely to impair the ability of the Debtor to repay the Obligations;

     (m) if, at any time after execution and delivery thereof, this Agreement ceases to be in full force and effect (unless within five (5) Business Days of notice of the same being given by the Lender to the Debtor this Agreement again has full force and effect as if it had always had full force and effect) or if this Agreement is declared by a court or tribunal of competent jurisdiction to be null and void or the validity or enforceability thereof is contested by the Debtor, or the Debtor denies in writing that it has any or further liability or obligations under this Agreement;

     (n) the Debtor ceases or threatens to cease to carry on business in the ordinary course, except where such cessation occurs in connection with an amalgamation, transfer of assets or other reorganization which is effected in accordance with the provisions hereof; or

     (o) the Lender in good faith believes and has commercially reasonable grounds to believe that the prospect of payment or performance of the Obligations is or is about to be impaired or that the Collateral is or is about to be placed in jeopardy.


                              9.  REMEDIES

9.1 Appointment of Receiver - Upon the occurrence of an Event of Default, the Lender may appoint by instrument any Person, whether an officer or an employee of the Lender or not, to be a Receiver of the Collateral and may remove any Receiver so appointed and appoint another in place of such Receiver in the same manner. Any such Receiver shall be deemed the agent of the Debtor and not of the Lender for the purpose of (i) carrying on and managing the business and affairs of the Debtor, and
     (ii) establishing liability for all acts or omissions of the Receiver while acting as such, and the Lender shall not be in any way responsible for any acts or omissions on the part of any such Receiver, its officers, employees and agents. The Debtor hereby irrevocably authorizes the Lender to give instructions to the Receiver relating to the performance of its duties. The Debtor hereby irrevocably waives any right it may have now or in the future under any applicable law, including, without limitation, the PPSA, to make application to a court for the removal, replacement or discharge of the Receiver or for directions on any matter relating to the duties of the Receiver
     (unless such duties are not being performed in a commercially reasonable manner) or in respect of the Receiver's accounts or remuneration or in respect of any other matter.

     Subject to the provisions of the instrument appointing it, any such Receiver shall have the power to take possession of the Collateral, to preserve the Collateral or its value in such manner as it considers appropriate, to carry on or concur in carrying on all or any part of the business of the Debtor and to sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of the Collateral in such manner and on such terms as it considers to be commercially reasonable. To facilitate the foregoing powers, any such Receiver may enter upon, use and occupy all premises owned or occupied by the Debtor wherein the Collateral may be situate to the exclusion of all others to the extent permitted by law, including the Debtor, maintain the Collateral upon such premises, borrow money on a secured or unsecured basis, incur reasonable expenses in exercise of the rights, powers and remedies set out in this Agreement and use the Collateral directly in carrying on the Debtor's business or as security for loans or advances to enable it to carry on the Debtor's business or otherwise, as such Receiver shall, in its discretion, determine. In addition, the Receiver shall have the following rights, powers and remedies:

     (a) to make payments to Persons having prior rights or Liens on properties on which the Debtor may hold a Lien and to Persons having prior rights or Liens on the Collateral; and

     (b) to demand, commence, continue or defend proceedings in the name of the Lender or of the Receiver or in the name of the Debtor for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral and to give effectual receipts and discharges therefor.

   Except as may be otherwise directed by the Lender, all Proceeds received from time to time by such Receiver in carrying out its appointment shall be received in trust for and paid over to the Lender. Every such receiver may, in the discretion of the Lender, be vested with all or any of the rights and powers of the Lender.


9.2 Exercise of Remedies by the Lender - Upon the occurrence of an Event of Default, the Lender may, either directly or through its agents or nominees, exercise all the powers and rights available to a Receiver by virtue of section 9.1. In addition to the rights granted in this Agreement and in any other agreement now or hereafter in effect between the Debtor and the Lender and in addition to any other rights the Lender may have at law or in equity or otherwise, the Lender shall have, both before and after the occurrence of an Event of Default, all rights and remedies of a secured party under the PPSA.


9.3 Possession of the Collateral - The Debtor acknowledges that the Lender or any Receiver appointed by it may take possession of the Collateral wherever it may be located and by any method permitted by law and the Debtor agrees upon request from the Lender or any such Receiver to assemble and deliver possession of the Collateral at such place or places as directed.


9.4 Remedies Not Exclusive - All rights, powers and remedies of the Lender under this Agreement may be exercised separately or in combination and shall be in addition to, and not in substitution for, any other security now or hereafter held by the Lender and any other rights, powers and remedies of the Lender however created or arising. No single or partial exercise by the Lender or any of the rights, powers and remedies under this Agreement or under any other security now or hereafter held by the Lender shall preclude any other and further exercise of any other right, power or remedy pursuant to this Agreement or any other security or at law, in equity or otherwise. The Lender shall at all times have the right to proceed against the Collateral or any other security in such order and in such manner as it shall determine without waiving any rights, powers or remedies which the Lender may have with respect to this Agreement or any other security or at law, in equity or otherwise. No delay or omission by the Lender in exercising any right, power or remedy hereunder or otherwise shall operate as a waiver thereof or of any other right, power or remedy.

9.5 Debtor Liable for Deficiency - The Debtor shall remain liable to the Lender for any deficiency after the Proceeds of any sale, lease or disposition of the Collateral are received by the Lender.


9.6 Exclusion of Liability of Lender and Receiver - The Lender shall not, nor shall any Receiver appointed by it, be liable for any failure to exercise its rights, powers or remedies arising hereunder or otherwise, including without limitation any failure to take possession of, collect, enforce, realize, sell, lease or otherwise dispose of, preserve or protect the Collateral, to carry on all or any part of the business of the Debtor relating to the Collateral or to take any steps or proceedings for any such purposes. Neither the Lender nor any Receiver appointed by it shall have any obligation to take any steps or proceedings to preserve rights against prior parties to or in respect of the Collateral including without limitation any Instrument, Chattel Paper or Securities, whether or not in the Lender's or the Receiver's possession, and neither the Lender nor any Receiver appointed by it shall be liable for failure to do so. Subject to the foregoing, the Lender shall use reasonable care in the custody and preservation of the Collateral in its possession.

9.7 Notice of Sale - Unless required by law, neither the Lender nor any Receiver appointed by it shall be required to give the Debtor any notice of any sale, lease or other disposition of the Collateral, the date, time and place of any public sale of the Collateral or the date after which any private disposition of the Collateral is to be made.


                         10.  APPLICATION OF PROCEEDS

10.1 Application of Proceeds - The Proceeds arising from the enforcement of the Security Interest as a result of the possession by the Lender or the Receiver of the Collateral or from any sale, lease or other disposition of, or realization of security on, the Collateral (except following acceptance of the Collateral in satisfaction of the Collateral in satisfaction of the Obligation) shall be applied by the Lender or the Receiver in the following order, except to the extent otherwise required by law:

     (a) first, in payment of the Lender's reasonable costs, charges and expenses (including legal fees on a so0locitor and his own client basis) incurred in the excercise of all or any of the rights, powers or remedies granted to it under this Agreement, and in payment of the reasonable remuneration of the Receiver, if any, and the reasonable costs, charges and expenses incurred by the Recveiver, if such Receiver, if any, in the excercise of all or any of the rights, powers or remedies granted under this Agreement;

     (b) second, in payment of amounts paid by the Lender or the Receiver pursuant to clause 9.1(a);

     (c) third, in payment of all money borrowed or advanced by the Lender or the Receiver, if any, pursuant to the exercise of the rights, powers or remedies set out in this Agreement and any interest thereon;

     (d) fourth, in payment of the remainder of the Obligations in such order of application as the Lender may determine;

     (e) fifth, subject to sections 10.2 and 10.3, to any Person who has a security interest in the Collateral that is subordinate to that of the Lender and whose interest,

          (i) was perfected by possession, the continuance of which was prevented by the Lender or the Receiver taking possession of the Collateral, or

          (ii) was, immediately before the sale, lease or other disposition by the Lender or the Receiver, perfected by registration;

     (f) sixth, subject to sections 10.2 and 10.3, to any other Person with an interest in such Proceeds who has delivered a written notice to the Lender or the Receiver of the interest before the distribution of such Proceeds; and

     (g) last, subject to sections 10.2 and 10.3, to the Debtor or any other Person who is known by the Lender or the Receiver to be an owner of the Collateral.


10.2 Proof of Interest - The Lender or the Receiver may require any Person mentioned in clauses 10.1(e), 10.1(f) or 10.1(g) to furnish proof of that Person's interest, and unless the proof is furnished within ten
      (10) days after demand by the Lender or the Receiver, the Lender or the Receiver need not pay over any portion of the Proceeds referred to therein to such Person.

10.3 Payment Into Court - Where there is a question as to who is entitled to receive payment under clauses 10.1(e), 10.1(f), or 10.1(g), the Lender or the Receiver may pay the Proceeds referred to therein into court.


10.4 Monies Actually Received - The Debtor shall be entitled to be credited only with the actual Proceeds arising from the possession, sale, lease or other disposition of, or realization of security on, the Collateral when received by the Lender or the Receiver and such actual Proceeds shall mean all amounts received in cash by the Lender or the Receiver upon such possession, sale, lease or other disposition of, or realization of security on, the Collateral.


                                11.  GENERAL

11.1 Power of Attorney - The Debtor hereby appoints the Lender as the Debtor's attorney, with full power of substitution, in the name and on behalf of the Debtor, to execute, deliver and do all such acts, deeds, leases, documents, transfers, demands, conveyances, assignments, contracts, assurances, consents, financing statements and things as the Debtor has herein agreed to execute, deliver or do or as may be required by the Lender or any Receiver to give effect to this Agreement or in the exercise of any rights, powers or remedies hereby conferred on the Lender, and generally to use the name of the Debtor in the exercise of all or any of the rights, powers or remedies hereby conferred on the Lender. This appointment, coupled with an interest, shall not be revoked by the insolvency, bankruptcy, dissolution, liquidation or other termination of the existence of the Debtor or for any other reason.


11.2 Set-Off - The Lender may at any time and from time to time, without notice to the Debtor or to any other Person, set-off, appropriate and apply any and all deposits, general or special, matured or unmatured, held by or for the benefit of the Debtor with the Lender, and any other indebtedness and liability of the Lender to the Debtor, matured or unmatured, against and on account of the Obligations when due, in such order of application as the Lender may from time to time determine.

11.3 Dealings with Others - The Lender may grant extensions of time and other indulgences, take and give up security, accept compositions, make settlements, grant releases and discharges and otherwise deal with the Debtor, debtors of the Debtor, sureties and other Persons and with the Collateral and other security as the Lender sees fit, without prejudice to the liability of the Debtor to the Lender or the rights, powers and remedies of the Lender under this Agreement.

11.4 No Obligation to Advance - Nothing herein contained shall in any way obligate the Lender to advance any funds, or otherwise make or continue to make any credit available, to the Debtor.


11.5 Perfection of Security - The Debtor authorizes the Lender to file such financing statements and other documents and do such acts, matters and things as the Lender may consider appropriate to perfect and continue the Security Interest, to protect and preserve the interest of the Lender in the Collateral and to realize upon the Security Interest.

11.6  Communication

     (a) Any notice required by law or this Agreement to be served upon either of the parties to this Agreement shall be sufficiently served if given personally or if sent by telex or fax (where the intended recipient is equipped to receive such a form of telecommunication) or by prepaid courier or registered mail (provided no general discontinuance of postal service due to strike, lockout or otherwise, exists);

          (i) in the case of the Lender, to the head office of the Lender in the Municipality of Metropolitan Toronto; and

          (ii) in the case of the Debtor, to the most recent address of the Debtor according to the records of the Lender;

and either party may by notice given in accordance with this section change its address for the purposes of this Agreement.

     (b) Any notice shall be deemed (in the absence of evidence of prior receipt) to have been received by the intended recipient the same day if personally served, the next Business Day if sent by telex or fax, and on the third Business Day next following where sent by prepaid courier or by registered mail.


11.7 Successors and Assigns - This Agreement shall be binding on the Debtor and its successors and shall enure to the benefit of the Lender and its successors and assigns. This Agreement shall be assignable by the Lender free of any set-off, counterclaim or equities between the Debtor and the Lender, and the Debtor shall not assert against any assignee of the Lender any claim or defense that the Debtor has against the Lender.



11.8 Copy Received - The Debtor hereby acknowledges receipt of a copy of this Agreement and a copy of the financing statement/verification statement registered under the PPSA in respect of the Security Interest.

11.9 Joint Liability - If this Agreement has been executed by more than one debtor, the obligations of each shall be joint and several.


   IN WITNESS WHEREOF the Debtor has executed this Agreement on the date first above written.


                               AMERICAN DIGITAL COMMUNICATIONS, INC.


                              By: /s/ R. Gene Klawetter
                                      R. Gene Klawetter